SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. ______)

Filed by the Registrant ☒

Filed by Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

MANULIFE PRIVATE CREDIT PLUS FUND

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Please vote today

We need your input on important proposals

that affect your investment.

Online www.proxyvotenow.com/jh0626

Phone 877-759-2811

Mail Sign and return the enclosed voting card

Your action is required

John Hancock Marathon Asset-Based Lending Fund

Manulife Private Credit Plus Fund

John Hancock CQS Multi Asset Credit Fund

John Hancock CQS Asset Backed Securities Fund

(each, a “Fund” and collectively, the “Funds”)

May 7, 2026

Please vote today.

Dear shareholder:

I am writing to ask for your assistance with important matters involving your investment in one or more of the investment portfolios (the “Funds”) listed above. Shareholders of all Funds are being asked to vote on one proposal, while only shareholders of the John Hancock Marathon Asset-Based Lending Fund (the “JH Marathon Fund”) are being asked to vote on the second proposal. To consider and vote on this matter, a special joint meeting of shareholders of the Funds (the “meeting”) will be held on June 18, 2026, at 2:00 P.M., Eastern Time, at 200 Berkeley Street, Boston, Massachusetts 02116. We encourage you to read the attached materials in their entirety.

The enclosed proxy statement sets forth the two proposals. The first proposal, applicable to all the Funds, a routine item, concerns the election of trustees. Routine items make no fundamental or material changes to a fund’s investment objectives, policies, or restrictions, or to the investment management contract. The second proposal, applicable only to the JH Marathon Fund is not considered a routine item. Both proposals are summarized below.

The following is an overview of the proposal(s) on which you are being asked to vote. Please note that none of these proposals are expected to have any material effect on the manner in which any Fund is managed or on its current investment objective, nor are they related to the current state of the financial markets. You will find a detailed explanation of the proposals in the enclosed proxy materials.

Shareholders of all Funds are being asked to approve the first proposal, while only shareholders of the JH Marathon Fund are being asked to approve the second proposal.

(1)	Election of trustees

You are being asked to elect three (3) trustees as members of the Board of Trustees of each Fund (the “Board”).

(2)	Approval of a New Subadvisory Agreement with Marathon Asset Management, LP (“Marathon” or “Subadvisor”)

Shareholders of the JH Marathon Fund are being asked to approve a new sub-advisory agreement between the advisor to the Fund, John Hancock Investment Management LLC (“JHIM” or the “Advisor”), and Marathon Asset Management, LP (“Marathon”). As the fund’s subadvisor, Marathon is responsible for the day-to-day management of the JH Marathon Fund’s portfolio. In January 2026, Marathon announced that it had entered into an agreement with CVC Capital Partners plc (“CVC”), under which affiliates of CVC would acquire Marathon. While there are no changes to the JH Marathon Fund’s portfolio team or Marathon’s operations, under the Investment Company Act of 1940, as amended (the “1940 Act”), the change in ownership structure necessitates a new subadvisory agreement. Approval of the new agreement is necessary to ensure continuity of the JH Marathon Fund’s management.

We need your vote of approval

After careful consideration, the Board has unanimously approved the proposals, subject to shareholder approval, and recommends that shareholders vote FOR their approvals, but the final approvals require your vote. I strongly encourage you to read the enclosed proxy statement before voting, as it contains further explanation and important details of the proposals.

How to vote

Please read the enclosed proxy statement and vote your shares as described below. While you may attend the meeting in person, voting today will save on the potential cost of future mailings required to obtain shareholder votes. You may vote your respective shares by proxy in one of three ways:

Online: www.proxyvotenow.com/jh0626

Phone: 877-759-2811

Mail: by returning the enclosed proxy card(s)

To give voting instructions by touch-tone telephone or using the internet, follow the instructions on the voting instructions form.

I encourage you to read the enclosed proxy statement, and I thank you for acting on this matter today.

Sincerely,

Kristie M. Feinberg

President and CEO

John Hancock Investment Management

Head of Wealth and Asset Management

United States and Europe

Please vote today

We need your input on important proposals

that affect your investment.

Online

Phone

Mail

Your action is required

John Hancock Marathon Asset-Based Lending Fund

Manulife Private Credit Plus Fund

John Hancock CQS Multi Asset Credit Fund

John Hancock CQS Asset Backed Securities Fund

(each, a “Fund” and collectively, the “Funds”)

May 7, 2026

Please vote today.

Dear shareholder:

I am writing to ask for your assistance with important matters involving your investment in one or more of the investment portfolios (the “Funds”) listed above. Shareholders of all Funds are being asked to vote on one proposal, while only shareholders of the John Hancock Marathon Asset-Based Lending Fund (the “JH Marathon Fund”) are being asked to vote on the second proposal. To consider and vote on this matter, a special joint meeting of shareholders of the Funds (the “meeting”) will be held on June 18, 2026, at 2:00 P.M., Eastern Time, at 200 Berkeley Street, Boston, Massachusetts 02116. We encourage you to read the attached materials in their entirety.

The enclosed proxy statement sets forth the two proposals. The first proposal, applicable to all the Funds, a routine item, concerns the election of trustees. Routine items make no fundamental or material changes to a fund’s investment objectives, policies, or restrictions, or to the investment management contract. The second proposal, applicable only to the JH Marathon Fund is not considered a routine item. Both proposals are summarized below.

The following is an overview of the proposal(s) on which you are being asked to vote. Please note that none of these proposals are expected to have any material effect on the manner in which any Fund is managed or on its current investment objective, nor are they related to the current state of the financial markets. You will find a detailed explanation of the proposals in the enclosed proxy materials.

Shareholders of all Funds are being asked to approve the first proposal, while only shareholders of the JH Marathon Fund are being asked to approve the second proposal.

(1)	Election of trustees

You are being asked to elect three (3) trustees as members of the Board of Trustees of each Fund (the “Board”).

(2)	Approval of a New Subadvisory Agreement with Marathon Asset Management, LP (“Marathon” or “Subadvisor”)

Shareholders of the JH Marathon Fund are being asked to approve a new sub-advisory agreement between the advisor to the Fund, John Hancock Investment Management LLC (“JHIM” or the “Advisor”), and Marathon Asset Management, LP (“Marathon”). As the fund’s subadvisor, Marathon is responsible for the day-to-day management of the JH Marathon Fund’s portfolio. In January 2026, Marathon announced that it had entered into an agreement with CVC Capital Partners plc (“CVC”), under which affiliates of CVC would acquire Marathon. While there are no changes to the JH Marathon Fund’s portfolio team or Marathon’s operations, under the Investment Company Act of 1940, as amended (the “1940 Act”), the change in ownership structure necessitates a new subadvisory agreement. Approval of the new agreement is necessary to ensure continuity of the JH Marathon Fund’s management.

We need your vote of approval

After careful consideration, the Board has unanimously approved the proposals, subject to shareholder approval, and recommends that shareholders vote FOR their approvals, but the final approvals require your vote. I strongly encourage you to read the enclosed proxy statement before voting, as it contains further explanation and important details of the proposals.

How to vote

Please read the enclosed proxy statement and vote your shares as described below. While you may attend the meeting in person, voting today will save on the potential cost of future mailings required to obtain shareholder votes. You may vote your respective shares by proxy in one of three ways:

Online: by visiting the website on your proxy card(s) and entering your control number

Phone: by calling the number listed on your proxy card(s)

Mail: by returning the enclosed proxy card(s)

To give voting instructions by touch-tone telephone or using the internet, follow the instructions on the voting instructions form.

I encourage you to read the enclosed proxy statement, and I thank you for acting on this matter today.

Sincerely,

Kristie M. Feinberg

President and CEO

John Hancock Investment Management

Head of Wealth and Asset Management

United States and Europe

JOHN HANCOCK MARATHON ASSET-BASED LENDING FUND

MANULIFE PRIVATE CREDIT PLUS FUND

JOHN HANCOCK CQS MULTI ASSET CREDIT FUND

JOHN HANCOCK CQS ASSET BACKED SECURITIES FUND

(each, a “Fund” and collectively, the “Funds”)

200 Berkeley Street

Boston, Massachusetts 02116

Notice of special joint meeting of shareholders

To the Shareholders of the Funds:

Notice is hereby given that a Special Joint Meeting of Shareholders of all of the investment portfolios (the “Funds”) listed above (the “Meeting”), will be held at 200 Berkeley Street, Boston, Massachusetts 02116, on June 18, 2026 at 2:00 P.M., Eastern Time. A Proxy Statement, which provides information about the purpose of the Meeting, is included with this Notice. The Funds involved in the Meeting are listed on the front cover of the Proxy Statement. As a registered shareholder, you would be voting on behalf of the Fund shares you own. The Meeting will be held for the following purposes:

Proposal 1:	Election of three (3) Trustees as members of the Board of Trustees of each of the Funds.

All shareholders of each Fund will vote separately on Proposal 1.

Proposal 2:	Approval of a New Subadvisory Agreement with Marathon Asset Management, LP (“Marathon”)

All shareholders of John Hancock Marathon Asset-Based Lending Fund will vote separately on Proposal 2.

Any other business that may properly come before the Meeting.

The Board of Trustees of the Funds recommends that shareholders vote “FOR” all of the Proposals.

Each shareholder of record at the close of business on March 23, 2026 is entitled to receive notice of, and to vote at, the Meeting, and any adjournment(s) thereof.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on June 18, 2026

The proxy statement is available at https://www.jhinvestments.com/resources/all-resources/fund-documents/proxy-documents/john-hancock-spring-2026-proxy-statement

I encourage you to read the enclosed proxy statement, and I thank you for acting on this matter today.

Sincerely,

Christopher Sechler

Secretary

May 7, 2026

Boston, Massachusetts

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Your vote is important - Please vote your shares promptly.

Shareholders are invited to attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is urged to vote by:

(i)	completing the enclosed proxy card(s), dating and signing it, and returning it in the envelope provided, which needs no postage if mailed in the United States;

(ii)	following the touch-tone telephone voting instructions found below; or

(iii)	following the Internet voting instructions found below.

In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

INSTRUCTIONS FOR EXECUTING PROXY CARD(S)

The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card(s) properly.

Individual Accounts: Your name should be signed exactly as it appears on the proxy card(s).

Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown on the proxy card(s).

All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card(s).

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE

Read the enclosed Proxy Statement and have your proxy card(s) handy.

Call the toll-free number indicated on your proxy card(s).

Enter the control number found on the front of your proxy card(s).

Follow the recorded instructions to cast your vote.

INSTRUCTIONS FOR VOTING BY INTERNET

Read the enclosed Proxy Statement and have your proxy card(s) handy.

Go to the Web site on the proxy card(s).

Enter the control number found on your proxy card(s).

Follow the instructions on the Web site.

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JOHN HANCOCK MARATHON ASSET-BASED LENDING FUND

MANULIFE PRIVATE CREDIT PLUS FUND

JOHN HANCOCK CQS MULTI ASSET CREDIT FUND

JOHN HANCOCK CQS ASSET BACKED SECURITIES FUND

(each, a “Fund” and collectively, the “Funds”)

200 Berkeley Street

Boston, Massachusetts 02116

PROXY STATEMENT

SPECIAL JOINT MEETING OF SHAREHOLDERS

TO BE HELD JUNE 18, 2026

Introduction

This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the “Board” or “Trustees”) of each Fund of proxies to be used at a Special Joint Meeting of shareholders of the Funds (the “Meeting”), to be held on June 18, 2026 at 2:00 P.M. Eastern Time, at 200 Berkeley Street, Boston, Massachusetts 02116. Pursuant to the Agreement and Declaration of Trust of each Fund (the “Declaration of Trust”), the Board has designated March 23, 2026 as the record date for determining shareholders eligible to vote at the Meeting (the “Record Date”). All shareholders of record at the close of business on the Record Date are entitled to one vote for each share of beneficial interest of Funds held and a proportionate vote for each fractional share held. This Proxy Statement is first being sent to shareholders on or about May 13, 2026.

Investment Advisor and Administrator. John Hancock Investment Management LLC (“JHIM” or the “Advisor”) serves as investment advisor and administrator for each Fund. Pursuant to an investment advisory agreement with each Fund, the Advisor is responsible for, among other things, administering the business and affairs of the Funds and selecting, contracting with, compensating and monitoring the performance of any investment subadvisors that manage the investment and reinvestment of the assets of the Funds pursuant to subadvisory agreements with the Advisor. JHIM is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Each of the subadvisors to the Funds is also registered as an investment advisor under the Advisers Act.

The Distributor. John Hancock Investment Management Distributors LLC (the “Distributor”) serves as each Fund’s distributor.

The offices of JHIM and the Distributor are located at 200 Berkeley Street, Boston, Massachusetts 02116, and their ultimate parent entity is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC and its subsidiaries operate as “Manulife Financial” in Canada and Asia and primarily as “John Hancock” in the United States.

Each Fund will furnish, without charge, a copy of its most recent annual report and semi-annual report to any shareholder upon request. To obtain a report, please contact the relevant Fund by calling 800-225-5291. Copies of these reports are also available on the Internet at www.jhinvestments.com.

Proposal 1 – Election of Three (3) Trustees as Members of the Board of Trustees of Each Fund

(All Funds)

The Board of Trustees of the Funds (the “Board” and, each member thereof, a “Trustee”) currently includes four (4) Trustees, including three (3) independent Trustees (“Independent Trustees”) and one (1) non-independent Trustee (the “Non-Independent Trustee”). Three (3) of the Trustees (Grace K. Fey, Andrew G. Arnott, and Hassell H. McClellan) were elected to serve on the Board for the John Hancock Marathon Asset-Based Lending Fund, the Manulife Private Credit Plus Fund, the John Hancock CQS Multi Asset Credit Fund, and the John Hancock CQS Asset Backed Securities Fund by the initial shareholder of each Fund on June 24, 2022, August 22, 2023, June 4, 2024 and January 14, 2024, respectively, each as a Trustee. The Board appointed William K. Bacic to serve as an Independent Trustee effective January 1, 2026.

Two new Trustees are being presented for election at the Meeting: Kristie M. Feinberg and Frances G. Rathke. If elected by the shareholders at the Meeting, Ms. Feinberg will join the Board as a Non-Independent Trustee, and Ms. Rathke will join the Board as an Independent Trustee. The terms of service for each of Ms. Feinberg and Ms. Rathke are expected to commence on June 22, 2026. It is anticipated that Mr. Arnott will resign as a Non-Independent Trustee upon the commencement of service of Ms. Feinberg, if elected, and that Ms. Fey will retire effective December 31, 2026. In addition, one current Trustee who was previously appointed to the Board is being presented for election at the Meeting: Mr. Bacic. Following the shareholder election and all anticipated retirements and resignations as discussed herein, four (4) Trustees would comprise the Board (one (1) Non-Independent Trustee and three (3) Independent Trustees), each of whom would have been elected by shareholders.

At the Meeting, only the current Trustee that has not been elected by shareholders (Mr. Bacic) and the nominated Trustees (Ms. Feinberg and Ms. Rathke) will be presented for election. If approved by shareholders, this would result in all of the Trustees being elected by shareholders and would allow the Board to appoint additional trustees to fill future vacancies without requiring a shareholder vote until the number of elected Trustees drops below two-thirds of all Trustees. At that time, the Board would be required to seek shareholder approval to add an additional Trustee.

Except as noted above, current Trustees that are not nominated for election will continue to serve as members of the Board. Shareholders are being asked to elect each of the individuals nominated by the Board listed below (each, a “Nominee” and collectively, the “Nominees”) as a member of the Board of Trustees of the Funds. One of the Nominees currently is a Trustee and has served in that capacity continuously since originally appointed. Two of the Nominees, Ms. Feinberg and Ms. Rathke, have not served as Trustee of any Fund. Because each Fund is not required to, and does not, hold regular annual shareholder meetings, each Nominee, if elected, will hold office until his or her successor is elected and qualified or until he or she dies, retires, resigns, is removed or becomes disqualified.

On March 23, 2026, the Nominating and Governance Committee of the Board considered the proposed Trustee candidates and determined to recommend the election of the Nominees to the full Board of the Funds. Acting on that recommendation, on March 23, 2026, the Board approved those nominations and called a meeting of shareholders to allow shareholders of the Funds to vote on the election of the Nominees to the Board.

The persons named as proxies intend, in the absence of contrary instructions, to vote all proxies for the election of the Nominees. If, prior to the Meeting, any Nominee becomes unable to serve for any reason or for good cause will not serve, the persons named as proxies reserve the right to substitute another person or persons of their choice as nominee or nominees. All of the Nominees have consented to being named in this Proxy Statement and to serve if elected. The Funds know of no reason why any Nominee would be unable or unwilling to serve if elected.

The business and affairs of the Funds are managed under the direction of the Board. In addition to the Funds, some Trustees and Nominees also oversee other funds advised by JHIM or JHIM’s affiliates (collectively with the Funds, the “John Hancock Fund Complex”).

Information Concerning Nominees

The following tables set forth certain information regarding the Nominees: William K. Bacic, Kristie M. Feinberg and Frances G. Rathke. The tables present information regarding the Nominees’ principal occupations which, unless specific dates are shown, are of at least five years’ duration. In addition, the tables include information concerning other directorships held by each Nominee in other registered investment companies or publicly traded companies. Information is listed separately for each Nominee who will be a Non-Independent Trustee or an Independent Trustee. As of December 31, 2025, the “John Hancock Fund Complex” consisted of 179 funds (including separate series of series mutual funds). The address of each Nominee is 200 Berkeley Street, Boston, Massachusetts 02116.

Three Nominees Standing For Election

Nominees For Independent Trustees
Name (Birth Year)	Current Position(s) with the Funds[1]	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee/Nominee
William K. Bacic (1956)	Trustee, each Fund (since 2026)	Director, Audit Committee Chairman, and Risk Committee Member, DWS USA Corp. (formerly, Deutsche Asset Management) (2018-2024); Senior Partner, Deloitte & Touche LLP (1978- retired 2017, including prior positions), specializing in the investment management industry.	176
		Trustee of various Trusts within the John Hancock Fund Complex (since 2024).
Frances G. Rathke (1960)	Nominee for Trustee	Director, Audit Committee Chair, Oatly Group AB (plant-based drink company) (since 2021); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Flynn Center for Performing Arts (since 2016); Director and Audit Committee Chair, Planet Fitness (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015).	172
		Trustee of various Trusts within the John Hancock Fund Complex (since 2020).

(1)

Because each Fund is not required to and does not hold regular annual shareholder meetings, each Trustee holds office for an indefinite term until his or her successor is duly elected and qualified or until he or she dies, retires, resigns, is removed or becomes disqualified. Trustees may be removed from the Fund (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, as follows: (1) a Trustee elected solely by the holders of the preferred shares may be removed from office during his or her term, with or without cause, but only by action of the holders of at least a majority of the outstanding preferred shares, voting separately as a class, or (2) any other Trustee may be removed from office during his or her term, but only for cause and only by action of the holders of at least 75% of the outstanding shares entitled to vote thereon; provided, however, that if the removal of a Trustee (other than a Trustee elected solely by the holders of the preferred shares) is recommended by three-quarters of the total number of Trustees then in office, the vote of the holders of a majority of the outstanding shares shall be sufficient to remove such Trustee. For the avoidance of doubt, no Fund currently offers preferred shares.

Nominees For Non-Independent Trustees
Name (Birth Year)	Current Position(s) with the Funds[1]	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee/Nominee
Kristie M. Feinberg[2] (1975)	Nominee for Trustee and President (Chief Executive Officer and Principal Executive Officer) since 2025

President (Chief Executive Officer and Principal Executive Officer) of various trusts within the John Hancock Fund Complex (since 2023, including prior positions); Head of Retail, Manulife Investment Management (since 2025); Head of Wealth & Asset Management, U.S. and Europe, for John Hancock and Manulife (2023-2025); Director and Chairman, John Hancock Investment Management LLC (since 2023); Director and Chairman, John Hancock Variable Trust Advisers LLC (since 2023); Director and Chairman, Johan Hancock Investment Management Distributors LLC (since 2023); CFO and Global Head of Strategy, Manulife Investment Management (2021–2023, including prior positions); CFO Americas & Global Head of Treasury, Invesco, Ltd., Invesco US (2019–2020, including prior positions); Senior Vice President, Corporate Treasurer and Business Controller, Oppenheimer Funds (2001–2019, including prior positions).

Trustee of various Trusts within the John Hancock Fund Complex (since 2025).

172

(1)

Because each Fund is not required to and does not hold regular annual shareholder meetings, each Trustee holds office for an indefinite term until his or her successor is duly elected and qualified or until he or she dies, retires, resigns, is removed or becomes disqualified. Trustees may be removed from the Fund (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, as follows: (1) a Trustee elected solely by the holders of the preferred shares may be removed from office during his or her term, with or without cause, but only by action of the holders of at least a majority of the outstanding preferred shares, voting separately as a class, or (2) any other Trustee may be removed from office during his or her term, but only for cause and only by action of the holders of at least 75% of the outstanding shares entitled to vote thereon; provided, however, that if the removal of a Trustee (other than a Trustee elected solely by the holders of the preferred shares) is recommended by three-quarters of the total number of Trustees then in office, the vote of the holders of a majority of the outstanding shares shall be sufficient to remove such Trustee. For the avoidance of doubt, no Fund currently offers preferred shares.

(2)	The Trustee would be considered a Non-Independent Trustee due to current or former positions with the Advisor and certain of its affiliates.

Correspondence intended for any of the Nominees may be sent to the attention of the individual Nominee or to the Board at 200 Berkeley Street, Boston, Massachusetts 02116. All communications addressed to the Board or individual Nominee will be logged and sent to the Board or individual Nominee.

Information Concerning Other Trustees

The following table sets forth information concerning the Trustees of the Funds who are not standing for election at the Meeting. The address of each Trustee who is not a Nominee is 200 Berkeley Street, Boston, Massachusetts 02116.

Trustees Not Standing For Election

Non-Independent Trustees Who Are Not Nominees
Name (Birth Year)	Current Position(s) with the Fund[1]	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee
Andrew G. Arnott[2,3] (1971)	Trustee, each Fund (since 2022 for John Hancock Marathon Asset-Based Lending Fund, since 2023 for Manulife Private Credit Plus Fund and since 2024 for both John Hancock CQS Multi Asset Credit Fund and John Hancock CQS Asset Backed Securities Fund)

Global Head of Institutional for Manulife (since 2025); Global Head of Retail for Manulife (2022-2025); Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (2018-2023); Director and Chairman, John Hancock Investment Management LLC (2005-2023, including prior positions); Director and Chairman, John Hancock Variable Trust Advisers LLC (2006-2023, including prior positions); Director and Chairman, John Hancock Investment Management Distributors LLC (2004-2023, including prior positions); President of various funds within the John Hancock Fund Complex (since 2007, including prior positions).

Trustee of various Trusts within the John Hancock Fund Complex (since 2017).

176

(1)

Because the Fund is not required to and does not hold regular annual shareholder meetings, each Trustee holds office for an indefinite term until his or her successor is duly elected and qualified or until he or she dies, retires, resigns, is removed or becomes disqualified. Trustees may be removed from the Fund (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, as follows: (1) a Trustee elected solely by the holders of the preferred shares may be removed from office during his or her term, with or without cause, but only by action of the holders of at least a majority of the outstanding preferred shares, voting separately as a class, or (2) any other Trustee may be removed from office during his or her term, but only for cause and only by action of the holders of at least 75% of the outstanding shares entitled to vote thereon; provided, however, that if the removal of a Trustee (other than a Trustee elected solely by the holders of the preferred shares) is recommended by three-quarters of the total number of Trustees then in office, the vote of the holders of a majority of the outstanding shares shall be sufficient to remove such Trustee. For the avoidance of doubt, no Fund currently offers preferred shares.

(2)	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain of its affiliates.
(3)	It is anticipated that Mr. Arnott will resign as a Non-Independent Trustee upon the commencement of service of Ms. Feinberg.

Independent Trustees Who Are Not Nominees
Name (Birth Year)	Current Position(s) with the Funds[1]	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee
Grace K. Fey[2] (1946)	Trustee, each Fund (since 2022 for John Hancock Marathon Asset-Based Lending Fund, since 2023 for Manulife Private Credit Plus Fund and since 2024 for both John Hancock CQS Multi Asset Credit Fund and John Hancock CQS Asset Backed Securities Fund)	Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009).	179
		Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Hassell H. McClellan (1945)	Trustee and Chairperson of the Board, each Fund (since 2022 for John Hancock Marathon Asset-Based Lending Fund, since 2023 for Manulife Private Credit Plus Fund and since 2024 for both John Hancock CQS Multi Asset Credit Fund and John Hancock CQS Asset Backed Securities Fund)	Trustee of Berklee College of Music (since 2022); Director/Trustee, Virtus Funds (2008–2020); Director, The Barnes Group (2010–2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013).	179
		Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.

(1)

Because each Fund is not required to and does not hold regular annual shareholder meetings, each Trustee holds office for an indefinite term until his or her successor is duly elected and qualified or until he or she dies, retires, resigns, is removed or becomes disqualified. Trustees may be removed from the Fund (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, as follows: (1) a Trustee elected solely by the holders of the preferred shares may be removed from office during his or her term, with or without cause, but only by action of the holders of at least a majority of the outstanding preferred shares, voting separately as a class, or (2) any other Trustee may be removed from office during his or her term, but only for cause and only by action of the holders of at least 75% of the outstanding shares entitled to vote thereon; provided, however, that if the removal of a Trustee (other than a Trustee elected solely by the holders of the preferred shares) is recommended by three-quarters of the total number of Trustees then in office, the vote of the holders of a majority of the outstanding shares shall be sufficient to remove such Trustee. For the avoidance of doubt, no Fund currently offers preferred shares.

(2)	It is anticipated that Ms. Fey will retire effective December 31, 2026.

Principal Officers Who Are Not Trustees or Nominees

The following table presents information regarding the current principal officers of the Funds who are neither current Trustees nor Nominees, including their principal occupations which, unless specific dates are shown, are of at least five years’ duration. Each of the officers is an affiliated person of the Advisor. Each such officer’s business address is 200 Berkeley Street, Boston, Massachusetts 02116.

Name (Birth Year)	Current Position(s) with the Funds[1]	Principal Occupation(s) During the Past 5 Years
Fernando A. Silva (1977)	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer), each Fund (since 2022 for John Hancock Marathon Asset-Based Lending Fund, since 2023 for Manulife Private Credit Plus Fund and since 2024 for both John Hancock CQS Multi Asset Credit Fund and John Hancock CQS Asset Backed Securities Fund)	Vice President, John Hancock Life & Health Insurance Company, John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York (since 2021, including prior positions); Director, Fund Administration and Assistant Treasurer, John Hancock Funds (2016-2020); Assistant Treasurer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer) of various trusts within the John Hancock Fund Complex (since 2024).
Salvatore Schiavone (1965)	Treasurer each Fund (since 2022 for John Hancock Marathon Asset-Based Lending Fund, since 2023 for Manulife Private Credit Plus Fund and since 2024 for both John Hancock CQS Multi Asset Credit Fund and John Hancock CQS Asset Backed Securities Fund)	Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
Christopher (Kit) Sechler (1973)	Secretary and Chief Legal Officer each Fund (since 2022 for John Hancock Marathon Asset-Based Lending Fund, since 2023 for Manulife Private Credit Plus Fund and since 2024 for both John Hancock CQS Multi Asset Credit Fund and John Hancock CQS Asset Backed Securities Fund)	Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
Trevor Swanberg (1979)	Chief Compliance Officer each Fund (since 2022 for John Hancock Marathon Asset-Based Lending Fund, since 2023 for Manulife Private Credit Plus Fund and since 2024 for both John Hancock CQS Multi Asset Credit Fund and John Hancock CQS Asset Backed Securities Fund)	Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).

(1)	Each officer holds office for an indefinite term until his or her successor is duly appointed and qualified or until he or she dies, retires, resigns, is removed or becomes disqualified.

Additional Information about the Trustees and Nominees

In addition to the description of each Trustee’s or Nominee’s Principal Occupation(s) and Other Directorships set forth above, the following provides further information about each Trustee’s or Nominee’s specific experience, qualifications, attributes or skills with respect to each Fund. The information in this section should not be understood to mean that any of the Trustees or Nominees is an “expert” within the meaning of the federal securities laws.

The Board believes that the different perspectives, viewpoints, professional experience, education, and individual qualities of each Trustee or Nominee represent a diversity of experiences and a variety of complementary skills and expertise. Each Trustee and Nominee has experience as a board member. Mr. Bacic, Ms. Rathke and Ms. Feinberg have experience as Trustees of John Hancock funds. It is the Trustees’ belief that these experiences will allow the Board, as a whole, to oversee the business of the Funds and the other funds in the John Hancock Fund Complex in a manner consistent with the best interests of the Funds’ shareholders. When considering potential nominees to fill vacancies on the Board, and as part of its annual self-evaluation, the Board reviews the mix of skills and other relevant experiences of the Trustees.

Independent Trustees Standing for Election and Nominees

William K. Bacic – As a retired Certified Public Accountant, Mr. Bacic served as New England Managing Partner of a major independent registered public accounting firm, as well as a member of its U.S. Executive Committee, and has deep financial and accounting expertise. He served as the lead partner on the firm’s largest financial services companies, primarily focused on the investment management industry and mutual funds. He also has expertise in corporate governance and regulatory matters as well as prior experience serving as a board member and audit committee chair of a large global asset management company.

Frances G. Rathke – Through her former positions in senior financial roles, including as the Chief Financial Officer of a large company, as a former Certified Public Accountant, and as a consultant on strategic and financial matters, Ms. Rathke has experience as a leader overseeing, conceiving, implementing, and analyzing strategic and financial growth plans, and financial statements. Ms. Rathke also has experience in the auditing of financial statements and related materials. In addition, she has experience as a director of various organizations, including a publicly traded company and a non-profit entity.

Independent Trustees Not Standing for Election

Grace K. Fey – Ms. Fey has significant governance, financial services, and asset management industry expertise based on her extensive non-profit board experience, as well as her experience as a consultant to non-profit and corporate boards, and as a former director and executive of an investment management firm.

Hassell H. McClellan – As a former professor of finance and policy in the graduate management department of a major university, a director of a public company, and as a former director of several privately held companies, Dr. McClellan has experience in corporate and financial matters. He also has experience as a director of other investment companies not affiliated with the Funds.

Non-Independent Trustee Standing for Election and Nominee

Kristie M. Feinberg – As President and CEO of John Hancock Investment Management and of various trusts within the John Hancock Fund Complex, and through prior leadership roles at Manulife Investment Management including Head of Wealth & Asset Management, U.S. and Europe and CFO and Global Head of Strategy, Ms. Feinberg brings deep expertise in financial services. Her strong background in finance, strategy, and leadership, along with a proven track record of expanding product offerings and distribution, enables her to provide strategic insight and management input to the Board.

Non-Independent Trustee Not Standing for Election

Andrew G. Arnott – As current and former President of various funds within the John Hancock Fund Complex, and through prior leadership roles including Global Head of Retail for Manulife, and as Trustee of the John Hancock Fund Complex, Mr. Arnott has experience in the management of investments, registered investment companies, variable annuities and retirement products, enabling him to provide management input to the Board.

Duties of Trustees; Committee Structure

Each Fund is organized as a Massachusetts business trust. Under each Fund’s Declaration of Trust, the Trustees are responsible for managing the affairs of the Fund, including the appointment of advisors and subadvisors. Each Trustee and Nominee has the experience, skills, attributes or qualifications described above (see “Principal Occupation(s) and Other Directorships” and “Additional Information about the Trustees and Nominees” above). The Board appoints officers who assist in managing the day-to-day affairs of the Fundt. The Board met 4 times during the fiscal years ended October 31, 2025 and December 31, 2025, respectively.

The Board has appointed an Independent Trustee as Chairperson. The Chairperson presides at meetings of the Trustees and may call meetings of the Board and any Board committee whenever he deems it necessary. The Chairperson participates in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairperson also acts as a liaison with the Funds’ management, officers, attorneys, and other Trustees generally between meetings. The Chairperson may perform such other functions as may be requested by the Board from time to time. Except for any duties specified in each Fund’s Statement of Additional Information or pursuant to each Fund’s Declaration of Trust or By-laws, or as assigned by the Board, the designation of a Trustee as Chairperson does not impose on that Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on any other Trustee, generally. The Board has designated two (2) committees as further described below, each of which has a Chairperson. The Board also may designate working groups or ad hoc committees as it deems appropriate.

The Board believes that this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. The Board considers leadership by an Independent Trustee as Chairperson to be integral to promoting effective independent oversight of the Funds’ operations and meaningful representation of the shareholders’ interests, given the specific characteristics and circumstances of the Funds. The Board also believes that having a super-majority of Independent Trustees is appropriate and in the best interest of the Funds’ shareholders. Nevertheless, the Board also believes that having interested persons serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, helpful elements in its decision-making process. In addition, the Board believes that Mr. Arnott, currently, and Ms. Feinberg, if elected, each as a current senior executive of the Advisor and the Distributor (or of their parent company, MFC), and of other affiliates of the Advisor and the Distributor, provide or will provide the Board with the perspective of the Advisor and the Distributor in managing and sponsoring all of the Funds. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of each Fund.

Board Committees

The Board has established an Audit Committee and Nominating and Governance Committee. The current membership of each committee is set forth below.

Audit Committee. The Board has a standing Audit Committee composed solely of Independent Trustees (Mr. Bacic, Ms. Fey, and Dr. McClellan). Ms. Fey serves as Chairperson of this Committee. This Committee reviews the internal and external accounting and auditing procedures of the Funds and, among other things, considers the selection of an independent registered public accounting firm for the Funds, approves all significant services proposed to be performed by their independent registered public accounting firm(s) and considers the possible effect of such services on their independence. Ms. Fey has been designated by the Board as an “audit committee financial expert,” as defined in the SEC Rules. This Committee met 4 times during the fiscal years ended October 31, 2025 and December 31, 2025.

Nominating and Governance Committee. The Board also has a Nominating and Governance Committee composed of all of the Independent Trustees. Mr. Bacic serves as Chairperson of this Committee. This Committee will consider nominees recommended by Fund shareholders. Nominations should be forwarded to the attention of the Secretary of the Fund at 200 Berkeley Street, Boston, Massachusetts 02116. Any shareholder nomination must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in order to be considered by this Committee. This Committee met 4 times during the fiscal years ended October 31, 2025 and December 31, 2025.

Shareholder nominations may be submitted to the Fund who will then forward the nominations to the Chairman of the Nominating and Governance Committee. Any shareholder nomination must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Exchange Act in order to be considered by the Nominating and Governance Committee. In evaluating a nominee recommended by a shareholder, the Nominating and Governance Committee, in addition to the criteria discussed above, may consider the objectives of the shareholder in submitting that nomination and whether such objectives are consistent with the interests of all shareholders. If the Board determines to include a shareholder’s candidate among the slate of its designated nominees, the candidate’s name will be placed on the Fund’s proxy card(s). If the Board determines not to include such candidate among its designated nominees, and the shareholder has satisfied the requirements of Rule 14a-8, the shareholder’s candidate will be treated as a nominee of the shareholder who originally nominated the candidate. In that case, the candidate will not be named on the proxy card(s) distributed with the Fund’s proxy statement.

As noted in Appendix C, while the re-nomination of existing Trustees will not be viewed as automatic, the Nominating and Governance Committee will generally favor the re-nomination of an existing Trustee rather than a new candidate if the re-nomination is consistent with the “Statement of Policy on Criteria for Selecting Independent Trustees” set forth in Annex A to Appendix C. Consequently, while the Nominating and Governance Committee will consider nominees recommended by shareholders to serve as trustees, the Nominating and Governance Committee may only act upon such recommendations if there is a vacancy on the Board, or the Nominating and Governance Committee determines that the selection of a new or additional Trustee is in the best interests of the Fund. In the event that a vacancy arises or a change in the Board membership is determined to be advisable, the Nominating and Governance Committee will, in addition to any shareholder recommendations, consider candidates identified by other means as discussed in Appendix C.

Annually, the Board evaluates its performance and that of its Committees, including the effectiveness of the Board’s Committee structure.

Risk Oversight

As registered investment companies, the Funds are subject to a variety of risks, including investment risks (such as, among others, market risk, credit risk and interest rate risk), financial risks (such as, among others, settlement risk, liquidity risk and valuation risk), compliance risks, and operational risks. As a part of its overall activities, the Board oversees the Funds’ risk management activities that are implemented by the Advisor, the Funds’ CCO and other service providers to the Funds. The Advisor has primary responsibility for the Funds’ risk management on a day-to-day basis as a part of its overall responsibilities. Each Fund’s subadvisor, subject to oversight of the Advisor, is primarily responsible for managing investment and financial risks as a part of its day-to-day investment responsibilities, as well as operational and compliance risks at its firm. The Advisor and the CCO also assist the Board in overseeing compliance with investment policies of the Funds and regulatory requirements and monitor the implementation of the various compliance policies and procedures approved by the Board as a part of its oversight responsibilities.

The Advisor identifies to the Board the risks that it believes may affect the Funds and develops processes and controls regarding such risks. However, risk management is a complex and dynamic undertaking and it is not always possible to comprehensively identify and/or mitigate all such risks at all times since risks are at times impacted by external events. In discharging its oversight responsibilities, the Board considers risk management issues throughout the year. The Board reviews written reports or presentations on a variety of risk issues as needed.

The Audit Committee assists the Board in reviewing with the independent auditors, at various times throughout the year, matters relating to the Funds’ financial reporting. In addition, this Committee oversees the process of each Fund’s valuation of its portfolio securities, assisted by the Advisor’s Pricing Committee (composed of officers of the Advisor), which calculates fair value determinations pursuant to procedures established by the Advisor and adopted by the Board.

With respect to valuation, the Advisor provides periodic reports to the Board that enables the Board to oversee the Advisor, as each Fund’s valuation designee, in assessing, managing and reviewing material risks associated with fair valuation determinations, including material conflicts of interest. In addition, the Board reviews the Advisor’s performance of an annual valuation risk assessment under which the Advisor seeks to identify and enumerate material valuation risks which are or may be impactful to the Funds including, but not limited to (1) the types of investments held (or intended to be held) by the Funds, giving consideration to those investments’ characteristics; (2) potential market or sector shocks or dislocations which may affect the ongoing valuation operations; (3) the extent to which each fair value methodology uses unobservable inputs; (4) the proportion of each Fund’s investments that are fair valued as determined in good faith, as well as their contributions to a Fund’s returns; (5) the use of fair value methodologies that rely on inputs from third-party service providers; and (6) the appropriateness and application of the methods for determining and calculating fair value. The Advisor reports any material changes to the risk assessment, along with appropriate actions designed to manage such risks, to the Board.

As required by rule 18f-4 under the 1940 Act, Funds that engage in derivatives transactions, other than limited derivatives users, generally must adopt and implement written derivatives risk management program (the “Derivatives Risk Management Program”), that is reasonably designed to manage the Funds’ derivatives risks, while taking into account the Funds’ derivatives and other investments. This program includes risk guidelines, stress testing, internal reporting and escalation and periodic review of the program. To the extent that the Funds invest in derivatives, on a quarterly and annual, the Advisor will provide the Board with written reports that address the operation, adequacy and effectiveness of the Funds’ Derivatives Risk Management Program, which is generally designed to assess and manage derivatives risk.

In addressing issues regarding the Funds’ risk management between meetings, appropriate representatives of the Advisor communicate with the Chairperson of the Board, the relevant Committee Chair, or the Funds’ CCO, who is directly accountable to the Board. As appropriate, the Chairperson of the Board, the Committee Chairs and the Trustees confer among themselves, with the Funds’ CCO, the Advisor, other service providers, external fund counsel, and counsel to the Independent Trustees, to identify and review risk management issues that may be placed on the full Board’s agenda.

In addition, in its annual review of the Funds’ advisory, subadvisory and distribution agreements, the Board reviews information provided by the Advisor, the subadvisors, and the Distributor relating to their operational capabilities, financial condition, risk management processes and resources.

The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

The Advisor also has its own, independent interest in risk management. In this regard, the Advisor has appointed a Risk and Investment Operations Committee, consisting of senior personnel from each of the Advisor’s functional departments. This Committee reports periodically to the Board on risk management matters. The

Advisor’s risk management program is part of the overall risk management program of John Hancock, the Advisor’s parent company. John Hancock’s Chief Risk Officer supports the Advisor’s risk management program, and at the Board’s request will report on risk management matters.

Compensation of Trustees

Each Fund pays fees to its Independent Trustees. Trustees are reimbursed for travel and other out-of-pocket expenses. The following tables show the compensation paid to each Independent Trustee for his or her service as a Trustee for the most recent fiscal years or periods indicated. Each Independent Trustee receives in the aggregate from each Fund and the other funds in the John Hancock complex an annual retainer of $100,000. The Chairperson of the Board receives an additional retainer of $15,000.

The following tables provide information regarding the compensation paid by the Funds and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services during the most recent fiscal years. In the tables below, the amounts shown for each of Frances G. Rathke and William K. Bacic with respect to each Fund for all periods are reported as “N/A.” Ms. Rathke is being proposed for election to the Board of each Fund and does not currently serve as an Independent Trustee, and Mr. Bacic was appointed to the Board of each Fund but did not serve as an Independent Trustee during the Funds’ most recently completed fiscal year. Please note, however, that each of William K. Bacic and Frances G. Rathke serves as a trustee of other funds in the John Hancock Fund Complex, and the compensation they receive with respect to those funds is reflected below. For all periods shown below, each Fund did not pay compensation to the current Non-Independent Trustees.

Compensation for Fiscal Year Ended October 31, 2025

Independent Trustee	Aggregate Compensation from John Hancock Marathon Asset-Based Lending Fund – October 31 Fiscal Year End Funds ($)	Aggregate Compensation from John Hancock CQS Multi Asset Credit Fund – October 31 Fiscal Year End Funds ($)	Aggregate Compensation from John Hancock CQS Asset Backed Securities Fund – October 31 Fiscal Year End Funds ($)	Total Compensation from the John Hancock Fund Complex ($)[1]
Bacic[2]	N/A	N/A	N/A	$469,581
Fey[3]	18,750	18,750	18,750	672,081
McClellan	22,500	22,500	22,500	885,808
Cunningham[4]	18,750	18,750	18,750	564,581
Rathke[5]	N/A	N/A	N/A	509,581

(1)	There were approximately 179 funds in the John Hancock Fund Complex as of October 31, 2025.
(2)	Appointed to serve as Trustee of the fund effective January 1, 2026.
(3)	It is anticipated that Ms. Fey will retire effective December 31, 2026.
(4)	Mr. Cunningham retired as Trustee effective December 31, 2025.
(5)	It is anticipated that Ms. Rathke will be elected effective June 22, 2026.

Compensation for Fiscal Year Ended December 31, 2025

Independent Trustee	Aggregate Compensation from Manulife Private Credit Plus Fund – December 31 Fiscal Year End Funds ($)	Total Compensation from the John Hancock Fund Complex ($)[1]
Bacic[2]	N/A	469,581
Fey[3]	18,750	564,581
McClellan	22,500	672,081
Cunningham[4]	18,750	885,808
Rathke[5]	None	509,581

(1)	There were approximately 179 funds in the John Hancock Fund Complex as of December 31, 2025.
(2)	Appointed to serve as Trustee of the fund effective January 1, 2026.
(3)	It is anticipated that Ms. Fey will retire effective December 31, 2026.
(4)	Mr. Cunningham retired as Trustee effective December 31, 2025.
(5)	It is anticipated that Ms. Rathke will be elected effective June 22, 2026.

No Fund has a pension or retirement plan for any of its Trustees or officers.

Trustee Ownership of Shares of the Funds

The table below sets forth the dollar range of the value of the shares of each Fund, and the dollar range of the aggregate value of the shares of all funds in the John Hancock Fund Complex overseen or to be overseen by a Trustee, owned beneficially by each Trustee as of December 31, 2025. For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest. Exact dollar amounts of securities held are not listed in the table. Rather, dollar ranges are identified.

Fund/Trustee	Arnott	Bacic	Feinberg	Fey	McClellan	Rathke
John Hancock Marathon Asset-Based Lending Fund	None	None	None	None	None	None
Manulife Private Credit Plus Fund	None	None	None	None	None	None
John Hancock CQS Multi Asset Credit Fund	None	None	None	None	None	None
John Hancock CQS Asset Backed Securities Fund	None	None	None	None	None	None
John Hancock Fund Complex	Over $100,000	Over $100,000	None	Over $100,000	Over $100,000	$50,0001 – $100,000

Material Relationships of the Independent Trustees

As of March 31, 2026, none of the Independent Trustees, nor any immediate family member, owned shares of the Advisor or a principal underwriter of the Funds, nor does any such person own shares of a company controlling, controlled by or under common control with the Advisor or a principal underwriter of the Funds.

There have been no transactions by the Funds since the beginning of each Fund’s last two fiscal years, nor are there any transactions currently proposed in which the amount exceeds $120,000, and in which any Independent Trustee of the Funds or any immediate family members has or will have a direct or indirect material interest, nor have any of the foregoing persons been indebted to the Funds in an amount in excess of $120,000 at any time since that date.

No Independent Trustee, nor any immediate family member, has had in the past five years, any direct or indirect interest, the value of which exceeds $120,000, in the Advisor, a principal underwriter of the Funds or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Advisor or principal underwriter of the Funds. Moreover, no Independent Trustee or his or her immediate family member has, or has had in the last two fiscal years of the Funds, any direct or indirect relationships or material interest in any transaction or in any currently proposed transaction, in which the amount involved exceeds $120,000, in which the following persons were or are a party: the Funds, an officer of a Fund, any investment company sharing the same investment advisor or principal underwriter as the Funds or any officer of such a company, any investment advisor or principal underwriter of the Funds or any officer of such a party, any person directly or indirectly controlling, controlled by or under common control with the investment advisor or principal underwriter of the Funds, or any officer of such a person.

Within the last two completed fiscal years of each Fund, no officer of any investment advisor or principal underwriter of the Funds or of any person directly or indirectly controlling, controlled by or under common control with, the investment advisor or principal underwriter of the Funds, has served as a director on a board of a company where any of the Independent Trustees or Nominees, or immediate family members of such persons, has served as an officer.

Legal Proceedings

To the best of our knowledge, there are no material pending legal proceedings to which any Trustee or affiliated person is a party adverse to the Funds or any of their affiliated persons or has a material interest adverse to the Funds or any of their affiliated persons. In addition, to the best of our knowledge, there have been no legal proceedings that are material to an evaluation of the ability or integrity of any Trustee or executive officer of the Funds within the past five years.

Required Vote

Trustees are elected by a plurality of the votes cast by holders of shares of each Fund present in person or represented by proxy at the Meeting. A vote of a “plurality” of shares means that a Nominee would only need to receive more “yes” votes than a competing candidate to be elected to the Board. Since each Nominee is running unopposed, each Nominee effectively needs only one vote to be elected if a quorum is present at the Meeting.

The Board, including all the Independent Trustees of each Fund, recommends that shareholders of each Fund vote “FOR” all of the Nominees.

Proposal 2 – Approval of a New Subadvisory Agreement

(John Hancock Marathon Asset-Based Lending Fund only)

Introduction

On January 26, 2026, it was announced that Marathon Asset Management, LP (“Marathon”) had entered into an agreement with CVC Capital Partners plc (“CVC”), under which affiliates of CVC would acquire Marathon (the “Marathon Transaction”). The Marathon Transaction is subject to regulatory and other consents and is expected to close in the third quarter of 2026. The Marathon Transaction, when it closes, will constitute a “change of control” of the Subadvisor under the 1940 Act, but it is not expected to result in a change on the personnel or operations of the Subadvisor, any changes in the Subadvisor’s investment approach with respect to the John Hancock Marathon Asset-Based Lending Fund’s (the “JH Marathon Fund”) portfolio management, or any changes in the subadvisory fee paid to the Subadvisor by the Advisor.

Section 15(a)(4) of the 1940 Act requires all investment advisory agreements, including subadvisory agreements, to provide for their automatic termination in the event that they are assigned. Because the Marathon Transaction will result in a change in control of the Subadvisor, the current subadvisory agreement for JH Marathon Fund between the Advisor and the Subadvisor dated April 24, 2026, as most recently approved by shareholders on March 19, 2026 (the “Current Subadvisory Agreement”), will be deemed to have been assigned, thereby triggering the automatic termination provision of Section 15(a)(4).

Due to the termination of the Current Subadvisory Agreement, the JH Marathon Fund’s shareholders are being asked to approve a new subadvisory agreement between the Advisor and the Subadvisor (the “New Subadvisory Agreement”). The New Subadvisory Agreement will not affect the JH Marathon Fund’s investment approach or the individuals providing subadvisory services to the JH Marathon Fund. Approval of the New Subadvisory Agreement will not change the annual advisory fee rates payable by the JH Marathon Fund to the Advisor. The subadvisory fees are payable by the Advisor and not the JH Marathon Fund and will not be changed by approval of the New Subadvisory Agreement.

At its in-person meeting held on March 23, 2026, the Board approved the New Subadvisory Agreement, subject to shareholder approval. The Board recommends that the JH Marathon Fund’s shareholders approve the New Subadvisory Agreement.

Information about the Subadvisor

The Advisor has engaged Marathon Asset Management, LP as a subadvisor to the JH Marathon Fund. The Subadvisor is a registered investment adviser with the SEC under the Advisers Act and is a Delaware limited partnership. The Subadvisor handles the JH Marathon Fund’s portfolio management activities, subject to oversight by the Advisor.

The Subadvisor is a global credit manager formed in 1998 by Chairman and CEO Bruce Richards and CIO Louis Hanover. With offices in New York City, Miami, Los Angeles, London, and Luxembourg the firm has approximately 191 employees worldwide as of December 31, 2025. The Subadvisor deploys capital in the public and private credit markets, corporate loans and bonds, emerging market debt and structured credit markets, including real estate and asset-based lending. The Subadvisor is located at One Bryant Park, 38th Floor, New York, NY 10036. As of December 31, 2025, the Subadvisor had total assets under management of approximately $23.1 billion.

JH Marathon Fund has been subadvised by Marathon since its inception.

As the JH Marathon Fund’s portfolio managers, Messrs. Ed Cong, Louis Hanover, and Andrew Springer are jointly and primarily responsible for the day-to-day management of the JH Marathon Fund’s portfolio. Messrs. Ed Cong, Louis Hanover, and Andrew Springer have managed the JH Marathon Fund since inception, and are expected to continue to manage the JH Marathon Fund under the New Subadvisory Agreement.

The Subadvisor serves as the JH Marathon Fund’s subadvisor pursuant to the Current Subadvisory Agreement. The Board most recently approved the Current Subadvisory Agreement at its February 24, 2026 meeting, which shareholders approved on March 19, 2026.

If Proposal 2 is approved by the JH Marathon Fund’s shareholders, the New Subadvisory Agreement is expected to become effective upon the closing of the Marathon Transaction.

If the JH Marathon Fund’s shareholders do not approve Proposal 2, the New Subadvisory Agreement will not take effect and the Board will consider what other action to take.

The following table sets forth the principal executive officers and managers of the Subadvisor. No principal executive officer or manager of the Subadvisor has a position with the JH Marathon Fund. The business address of each such person is One Bryant Park, 38th Floor, New York, NY 10036.

Name	Position with the Subadvisor and Principal Occupation
Bruce Richards	CEO, Co-Founder and Managing Partner
Louis Hanover	CIO, Co-Founder and Managing Partner
Ed Cong	Partner, Asset-Based Lending
Andy Springer	Partner, Asset-Based Lending
Jamie Raboy	Partner, CRO & COO
Christine Chartouni	Partner, CLO
Jeff Jacob	Partner, Opportunistic Credit
Joe Griffin	Partner, Commercial Real Estate

During the fiscal year ended October 31, 2025, the JH Marathon Fund did not pay brokerage commissions to any affiliated broker-dealer.

Comparison of the Current and New Subadvisory Agreements

The material terms of the New Subadvisory Agreement are substantially the same as those of the Current Subadvisory Agreement, and the subadvisory fee payable to the Subadvisor is the same under each agreement.* Other than the effective date of the New Subadvisory Agreement, which will be upon the closing of the Marathon Transaction, there are no material differences between the agreements. The New Subadvisory Agreement will have an initial two-year term, and thereafter, as is the case with the Current Subadvisory Agreement, must be specifically approved at least annually either by: (a) the Board; or (b) a Majority of the Outstanding Voting Securities of the JH Marathon Fund (as defined below). Any such continuance also requires the approval of a

*

As previously noticed to shareholders of the JH Marathon Fund, in a supplement filed April 24, 2026, the Board approved a reallocation of the Incentive Fee herein. Originally, the Subadvisor received 100% of the Incentive Fee regardless of the JH Marathon Fund’s net asset level. In addition, the JH Marathon Fund Board also approved amendments to the Current Subadvisory Agreement to: (i) reduce the Subadvisory Fee (as defined below); and (ii) modify the basis on which such fees are calculated. Specifically, the Subadvisory Fee will be calculated based on the JH Marathon Fund’s net assets (rather than “Managed Assets”) and will be reduced from 0.625% to: (i) 0.525% with respect to net assets of the JH Marathon Fund up to $400 million; (ii) 0.550% with respect to net assets of the JH Marathon Fund in excess of $400 million and up to $500 million; and (iii) 0.575% with respect to net assets of the JH Marathon Fund in excess of $500 million. These changes became effective on May 1, 2026. The New Subadvisory Agreement included as Appendix D hereto reflects the applicable fee reduction and Incentive Fee allocation changes. A copy of the form of New Subadvisory Agreement is included in Appendix D to this proxy statement.

majority of the Trustees of the JH Marathon Fund who are not “interested persons” (as defined in the 1940 Act) of the JH Marathon Fund, the Advisor, or the Subadvisor (the “Independent Trustees”).

Duties. The Subadvisor will manage the JH Marathon Fund’s investment program, subject to the supervision of the Board and the Advisor. The Subadvisor will manage the investment and reinvestment of the assets of the JH Marathon Fund, subject to the supervision of the Board and the Advisor. The Subadvisor will formulate a continuous investment program for the JH Marathon Fund consistent with its investment objective and policies outlined in the JH Marathon Fund’s Prospectus. The Subadvisor will implement such programs by purchases and sales of securities, instruments and other assets (including the placing of orders or the usage of special purpose vehicles for such purchases and sales), entering into derivative transactions to the extent authorized by its registration statement, and managing all cash in the JH Marathon Fund, and regularly report to the Advisor and the Board with respect to the implementation of such programs. The Subadvisor, at its expense, will furnish all necessary investment and management facilities, including salaries of personnel required for it to execute its duties, as well as administrative facilities, including bookkeeping, clerical personnel, and equipment necessary for the conduct of the investment affairs of the JH Marathon Fund.

The Subadvisor’s duties under the New Subadvisory Agreement are the same as under the Current Subadvisory Agreement.

Compensation. As compensation for its services to the JH Marathon Fund, the Subadvisor will receive both a Subadvisory Fee (as defined below) and Incentive Fee (as defined below), each of which will be paid by the Advisor.

The Subadvisor shall be paid by the Advisor at the end of each calendar month a fee at the following annual rates based on the average net asset value of the JH Marathon Fund: (i) 0.525% with respect to net assets up to $400 million; (ii) 0.550% with respect to net assets in excess of $400 million and up to $500 million; and (iii) 0.575% with respect to net assets in excess of $500 million (the “Subadvisory Fee”).

The Advisor will also pay the Subadvisor an Incentive Fee earned by the Advisor pursuant to the Advisory Agreement between the JH Marathon Fund and the Advisor (the “Incentive Fee”) (as set forth below). More specifically, the Advisor will pay the Subadvisor an amount equal to the following: (i) JH Marathon Fund net assets less than $400 million: the Advisor pays 100% of Incentive Fee to the Subadvisor; (ii) JH Marathon Fund net assets between $400 million up to $500 million: the Advisor pays 90% of Incentive Fee to the Subadvisor on all net assets; and (iii) JH Marathon Fund net assets over $500 million: the Advisor pays 80% of the Incentive Fee to the Subadvisor on all net assets. For the elimination of doubt, the amount of the Incentive Fee paid to the Subadvisor is always based on all net assets and not a blended rate. The Advisor shall retain the remaining portion of the Incentive Fee in each case. The JH Marathon Fund’s net assets for this purpose shall be determined based on the average daily net assets of the JH Marathon Fund as of the end of each fiscal quarter.

The Incentive Fee is earned on Pre-Incentive Fee Net Investment Income, as defined below, attributable to each class of shares of the JH Marathon Fund, and shall be calculated and accrued on a daily basis while being determined and payable in arrears as of the end of each fiscal quarter. Thus, the calculation of the Incentive Fee for each fiscal quarter is as follows:

•

No Incentive Fee shall be payable in any fiscal quarter in which the Pre-Incentive Fee Net Investment Income attributable to the share class does not exceed a quarterly return of 1.25% per quarter based on the share class’s average beginning daily net assets for the applicable quarterly payment period (calculated in accordance with US GAAP and gross of any accrued (but unpaid) performance fee if applicable during the payment period) (the “Quarterly Return”), or 5.00% annualized;

•

All Pre-Incentive Fee Net Investment Income attributable to the share class (if any) that exceeds the Quarterly Return, but is less than or equal to 1.4286% of the average beginning daily net assets of that share class (calculated in accordance with US GAAP and gross of any accrued (but unpaid)

performance fee if applicable during the payment period) for the fiscal quarter (5.714% annualized), shall be payable to the Advisor; and

•

For any fiscal quarter in which Pre-Incentive Fee Net Investment Income attributable to the share class exceeds 1.4286% of the share class’s average beginning daily net assets (calculated in accordance with US GAAP and gross of any accrued (but unpaid) performance fee if applicable during the payment period), the Incentive Fee with respect to that share class shall equal 12.5% of Pre-Incentive Fee Net Investment Income attributable to the share class.

“Pre-Incentive Fee Net Investment Income,” with respect to each share class, is defined as the share class’s share of net investment income (allocated based on the NAV of the share class relative to the JH Marathon Fund as a whole), which will include investment income earned by the JH Marathon Fund (i.e., interest income, dividend income, etc.) reduced by (1) Fund-related investment expenses (i.e., interest and dividend expense, expenses related to the execution of the investment strategy) and (2) after subtracting any reimbursement made by the Advisor to the JH Marathon Fund pursuant to any expense waiver or cap arrangement agreed to between the Advisor and the JH Marathon Fund, any other JH Marathon Fund expenses, determined in accordance with US GAAP prior to application of the Incentive Fee, except that such “other Fund expenses” shall not include, without limitation, any payments under a Rule 12b-1 plan.

The compensation payable to the Subadvisor under the New Subadvisory Agreement is the same as under the Current Subadvisory Agreement.

Liability. Both the Current Subadvisory Agreement and the New Subadvisory Agreement provide that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the JH Marathon Fund, the Subadvisor and any trustee, officer, member or employee thereof, will not be liable to the JH Marathon Fund, for any loss suffered by the Advisor or the JH Marathon Fund resulting from its acts or omissions as Subadvisor to the JH Marathon Fund.

Term. The New Subadvisory Agreement has an initial two-year term, and its continuance must be specifically approved thereafter at least annually either by: (a) the Board; or (b) a Majority of the Outstanding Voting Securities (as defined below) of the JH Marathon Fund. Any such continuance also requires the approval of a majority of the Independent Trustees. The Current Subadvisory Agreement must be approved annually in the same manner as the New Subadvisory Agreement as noted above.

Termination. The Current Subadvisory Agreement and New Subadvisory Agreement may be terminated at any time, without payment or penalty: (a) by the Board or by vote of a Majority of the Outstanding Voting Securities of the JH Marathon Fund, on 60 days’ written notice to the Advisor and the Subadvisor; or (b) by the Advisor or Subadvisor on 60 days’ written notice to the JH Marathon Fund and the other party.

Both the Current Subadvisory Agreement and the New Subadvisory Agreement will automatically terminate in the event of its assignment.

Amendments. Both the Current Subadvisory Agreement and the New Subadvisory Agreement may be amended by the parties thereto, provided such amendment is approved by the vote of a majority of the Trustees of the JH Marathon Fund, including a majority of the Independent Trustees. Any required shareholder approval shall be effective with respect to the JH Marathon Fund if a Majority of the Outstanding Voting Securities of the JH Marathon Fund vote to approve the amendment.

Other Investment Companies

The Subadvisor does not manage other investment companies with an investment objective similar to that of the JH Marathon Fund.

Board’s Evaluation and Recommendation

At an in-person meeting held on March 23, 2026, the Board, including all the Independent Trustees, approved the New Subadvisory Agreement. In considering the approval of the New Subadvisory Agreement, the Board took into account certain information and materials relating to the Subadvisor that the Board had received and considered in connection with its approval of amendments to the Current Subadvisory Agreement for the JH Marathon Fund between the Advisor and the Subadvisor at the in-person meeting held on February 24, 2026. A discussion of the bases of the Board’s approval of the Current Subadvisory Agreement is included in Appendix E to this Proxy Statement.

At the March 23, 2026 meeting, the Board revisited the factors it previously considered at the February 24, 2026 meeting to the extent relevant to the New Subadvisory Agreement and reached the same conclusions with respect to those factors, as set forth in Appendix E to this Proxy Statement. The Board also took into account additional information that it considered relevant in its evaluation of the New Subadvisory Agreement and in connection therewith reviewed materials provided by the Advisor comparing the Current and New Subadvisory Agreement, and materials provided by the Subadvisor regarding the Marathon Transaction.

The Board reviewed with respect to the JH Marathon Fund the nature, extent and quality of services provided by the Subadvisor, including the quality and depth of the investment professionals having principal investment responsibility for managing the JH Marathon Fund’s investments and the performance record of those professionals. The Board considered the Subadvisor’s history and experience providing services to the JH Marathon Fund, including the JH Marathon Fund’s performance record.

In addition to evaluating the nature, extent and quality of services provided by the Subadvisor, the Board reviewed the contractual subadvisory fee rates payable to the Subadvisor with respect to the JH Marathon Fund. The Board noted that the subadvisory fees are paid by the Advisor and not by the JH Marathon Fund and that the Board relies on the ability of the Advisor to negotiate the subadvisory fees at arm’s-length. The Board further noted that neither the advisory fees paid by the JH Marathon Fund nor the subadvisory fees paid by the Advisor will change under the New Subadvisory Agreement.

In evaluating the impact of the Marathon Transaction, the Board noted that no changes were planned to the JH Marathon Fund’s current portfolio management team or investment approach after the closing of the Marathon Transaction.

Based on its review, the Board, including the Independent Trustees, determined that the terms of the New Subadvisory Agreement, including the fee rates, were fair and reasonable and in the best interests of the JH Marathon Fund and its shareholders, and unanimously approved the New Subadvisory Agreement.

Required Vote

Approval of the New Subadvisory Agreement requires the approval of the holders of a majority of the JH Marathon Fund’s outstanding voting securities, which means the lesser of: (a) 67% of the shares of the JH Marathon Fund present or represented by proxy at meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting; or (b) more than 50% of outstanding shares of the JH Marathon Fund.

In this Proxy Statement, the term “Majority of the Outstanding Voting Securities” of the JH Marathon Fund means the affirmative vote of the lesser of:

(1)

67% or more of the voting securities of the JH Marathon Fund, present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the JH Marathon Fund are present in person or by proxy; or

(2)	more than 50% of the outstanding voting securities of the JH Marathon Fund.

The Board, including all the Independent Trustees, recommends that the JH Marathon Fund’s shareholders vote “FOR” Proposal 2.

Shareholders and Voting Information

Shares of the Funds are offered to the public, including various institutional investors. Only shares of a particular Fund are entitled to vote on matters that affect only the interests of that Fund.

For purposes of the 1940 Act, any person who owns “beneficially” more than 25% of any class of the outstanding shares of a Fund is presumed to “control” that class of shares of the Fund. Shares are generally deemed to be beneficially owned by a person who has the power to vote or dispose of the shares. Consequently, an entity that is deemed to have the power to vote or dispose of more than 25% of the shares of any class of shares of a Fund will be presumed to control that class of shares of a Fund.

Certain affiliated funds invest in the Funds (“Affiliated Funds”), including as of the Record Date. The Advisor and its affiliates will “mirror vote” shares of the Funds owned by any Affiliated Fund. Mirror voting involves voting in proportion to the percentage of favorable and unfavorable votes cast by the Funds’ other shareholders.

Information regarding the number of shares outstanding for each Fund, and share ownership of each Fund, as of the Record Date or such other recent date as may be indicated, is set forth in Appendix B (“Outstanding Shares and Share Ownership”) to this Proxy Statement.

Each Fund will furnish, without charge, a copy of its most recent annual report and semi-annual report to any shareholder upon request. To obtain a report, please contact the relevant Fund by calling 800-225-5291. Copies of these reports are also available on the Internet at www.jhinvestments.com.

Voting Procedures

Proxies may be revoked at any time prior to the voting of the shares represented thereby by: submitting to the Funds a written notice of revocation or a subsequently executed proxy; by calling the toll-free telephone number; or attending the Meeting and voting in person. All valid proxies will be voted in accordance with specifications thereon, or in the absence of specifications, for approval of one or more proposals.

Quorum and Required Vote. Shareholders of record at the close of business on the Record Date will be entitled to vote at the Meeting or any adjournment of the Meeting. The holders of one-quarter of the issued and outstanding shares of each Fund at the close of business on that date present in person or by proxy will constitute a quorum for the Meeting. A quorum, once established at a meeting, shall not be broken by the withdrawal of enough votes to leave less than a quorum.

Shareholders are entitled to one vote for each share held, and each fractional share shall be entitled to a proportionate vote. No shares have cumulative voting rights.

In the event the necessary quorum to transact business or the vote required to approve one or more proposals is not present at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting with respect to one or more proposals in accordance with applicable law to permit further solicitation of proxies. The chair of the Meeting may adjourn the Meeting to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the date, time and place are announced at the Meeting at which the adjournment is taken. No shareholder vote is required for adjournment. At the adjourned meeting, each Fund may transact such business which properly may have been transacted at the Meeting. Any adjourned meeting may be held as adjourned one or more times without further notice on a date that is a reasonable time after the date of the Meeting.

Abstentions. Abstentions (i.e., shares held by brokers or nominees as to which: (i) instructions have not been received from the beneficial owners or the persons entitled to vote; and (ii) the broker or nominee indicates on the proxy that it does not have discretionary voting power on a particular matter) are counted as shares entitled to vote and present at the Meeting in determining whether a quorum is present but do not count as votes cast “for” the proposal. An abstention will not be counted as a vote cast on the proposal.

Broker “Non-Votes.” The Funds understand that, under the rules of the New York Stock Exchange (the “NYSE”), broker-dealer firms that hold shares of a fund in “street name” may, for certain “routine” matters, grant discretionary authority to the proxies designated by the Board to vote without instructions from their customers and clients if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. “Broker non-votes” are shares held by brokers or nominees, typically in “street name,” for which the broker or nominee returns a completed proxy but are not voted because instructions have not been received from beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary authority to vote such shares on a particular matter. Broker non-votes will not be counted for non-routine items and will have the effect of a vote “against” a proposal. Therefore, with respect to a Proposal 2, which is non-routine, abstentions and broker non-votes have the same effect as a vote “against” the proposal. An abstention will not be counted as a vote cast on routine Proposal 1. Broker votes will be counted for routine Proposal 1.

Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

Cost of Preparation of Proxy Materials. The costs of the preparation of these proxy materials are expected to be approximately $95,000. Costs associated with Proposal 1 will be borne by the Funds, allocated among them on the basis of their relative net assets. Costs associated with Proposal 2 will be borne by the Advisor, which may be reimbursed by Marathon for all or a portion of such costs pursuant to arrangements to be agreed.

Solicitation and Distribution of Proxies. In addition to the preparation of these proxy materials, proxies will be mailed and may be solicited by telephone, by email, or in person by the Trustees, Officers and employees of the Funds; by personnel of the Advisor, its affiliates, or by broker-dealer firms. Morrow Sodali Fund Solutions LLC has been retained to assist in the mailing and solicitation of proxies at a cost of approximately $11,500. The costs of the distribution of these proxy materials and any proxy solicitation will be borne by the Funds, allocated among them on the basis of their relative net assets.

Fund Voting. Shareholders of each Fund will vote for each Fund with respect to Proposal 1. Only shareholders of the JH Marathon Fund will vote on Proposal 2.

Telephone Voting

In addition to soliciting proxies by mail, by fax or in person, the Funds may also arrange to have votes recorded by telephone by officers and employees of the Funds or by the personnel of the Advisor, the transfer agent or Signature Services. The telephone voting procedure is designed to verify a shareholder’s identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder’s instructions and to confirm that the voting instructions have been properly recorded. Morrow Sodali Fund Solutions LLC has been retained to assist in the recording of votes by telephone, if any.

A shareholder will be called on a recorded line at the telephone number in a Fund’s account records and will be asked to provide certain identifying information.

The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the Meeting in accordance with the shareholder’s instructions.

Alternatively, a shareholder may call to vote by taking the following steps:

•	Read the Proxy Statement and have your proxy card(s) at hand.

•	Call the toll-free number located on your proxy card(s).

•	Enter the control number found on the front of your proxy card(s).

•	Follow recorded instructions to cast your vote.

To ensure that the shareholder’s instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions. If the shareholder decides after voting by telephone to attend the Meeting in person, the shareholder can revoke the proxy at that time and vote the shares at the Meeting.

Internet Voting

You will also have the opportunity to submit your voting instructions via the Internet by utilizing a program provided through a vendor. Voting via the Internet will not affect your right to vote in person if you decide to attend the Meeting. Do not mail the proxy card(s) if you are voting via the Internet. To vote via the Internet, you will need the “control number” that appears on your proxy card(s). These Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions and to confirm that shareholders’ instructions have been recorded properly. If you are voting via the Internet, you should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which costs you must bear.

To vote via the Internet:

•	Read the Proxy Statement and have your proxy card(s) at hand.

•	Go to the Web site on the proxy card(s).

•	Enter the control number found on your proxy card(s).

•	Follow the instructions on the website.

To ensure that your instructions have been recorded correctly, you will receive confirmation of your voting instructions immediately after your submission. If you decide after voting via the Internet to attend the Meeting in person, you can revoke the proxy at that time and vote the shares at the Meeting.

Independent Registered Public Accounting Firm

The firm of Ernst & Young LLP (“EY”), 200 Clarendon Street, Boston, MA 02116, has been selected as the independent registered public accounting firm for each Fund for its fiscal year and served as such for the prior fiscal year.

EY examines annual financial statements for each Fund, reviews regulatory filings that include those financial statements and provides other audit-related, non-audit, and tax-related services to each Fund. Representatives of EY are not expected to be present at the Meeting but have been given the opportunity to make a statement, if they so desire, and will be available should any matter arise requiring their participation.

Audit Fees. These fees represent aggregate fees billed to a Fund for the last two 12-month fiscal years (the “Reporting Periods”) for professional services rendered by EY for the audit of each Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for such period.

Audit-Related Fees. These fees represent the aggregate fees billed for the Reporting Periods for assurance and related services by EY that are reasonably related to the performance of the audit of each Fund’s financial statements and are not reported under “Audit Fees,” below. Such fees relate to professional services rendered by EY for separate audit reports in connection with Rule 17f-2 (under the 1940 Act) security counts and fund merger audit services.

Tax Fees. These fees represent aggregate fees billed for the Reporting Periods for professional services rendered by EY for tax compliance, tax advice and tax planning. The tax services provided by EY related to the review of each Fund’s federal and state income tax returns, excise tax calculations and returns and a review of each Fund’s calculations of capital gain and income distributions.

All Other Fees. These fees for the Reporting Periods relate to products and services provided by EY other than those reported above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees” above.

Fees Paid to EY for the Last Two Fiscal Years Ended October 31

	Audit Fees		Audit Related Fees		Tax Fees		All Other Fees
Fund	2024	2025	2024	2025	2024	2025	2024	2025
John Hancock Marathon Asset-Based Lending Fund	$250,000	$340,000	$5,000	$5,000	$70,400	$154,350	$3,013,735	$3,969,880
John Hancock CQS Multi Asset Credit Fund	$63,000	$63,000	$5,000	$10,000	$17,900	$17,000	$2,961,235	$3,832,530
John Hancock CQS Asset Backed Securities Fund	$0	$80,000	$0	$0	$0	$0	$0	$3,832,530

Fees Paid to EY for the Last Two Fiscal Years Ended December 31

	Audit Fees		Audit Related Fees		Tax Fees		All Other Fees
Fund	2024	2025	2024	2025	2024	2025	2024	2025
Manulife Private Credit Plus Fund	$27,000	$27,000	$0	$5,000	$15,750	$15,750	$2,789,791	$3,668,184

The SEC’s auditor independence rules require each Fund’s Audit Committee to pre-approve: (a) all audit and permissible non-audit services provided by EY directly to the Fund; and (b) those permissible non-audit services provided by EY to the Advisor (not including any subadvisor whose role is primarily portfolio management and is sub-contracted with or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the Advisor that provides ongoing services to the Fund (the “Affiliated Service Providers”), if the services relate directly to the operations and financial reporting of the Fund. The Audit Committee has adopted policies and procedures regarding the pre-approval of audit and non-audit services by EY. The procedures are designed to assure that these services do not impair EY’s independence. The procedures also require the Audit Committee to pre-approve non-audit services provided by EY to the Fund, the Advisor or any entity controlling, controlled by or under common control with the Advisor (an “Advisor Affiliate”) where such services provided have a direct impact on the operations or financial reporting of the Fund, as further assurance that such services do not impair EY’s independence. The procedures follow two different approaches to pre-approving services: (1) proposed services may be pre-approved (“general pre-approval”); or (2) proposed services require specific pre-approval (“specific pre-approval”). Unless a type of service provided by EY has received general pre-approval, it will require specific pre-approval by the Audit Committee. The procedures describe the audit, audit-related, tax and other non-audit services that have been pre-approved by an Audit Committee. The Audit Committee annually reviews these services and the amount of fees for each such service that have been pre-approved. The Audit Committee may delegate pre-approval authority to a subcommittee of one or more members.

The following tables show the aggregate non-audit fees billed by EY for non-audit services rendered to the Funds, the Advisor and the Affiliated Service Providers for the indicated fiscal year and period ends.

Non-Audit Fees for Funds

Non-Audit Fees for Funds for Last Three Fiscal Years Ended October 31,

Fund	2023	2024	2025
John Hancock Marathon Asset-Based Lending Fund	$3,149,267	$3,013,735	$3,969,880
John Hancock CQS Multi Asset Credit Fund	N/A	$2,961,235	$3,832,530
John Hancock CQS Asset Backed Securities Fund	N/A	N/A	$3,832,530

Non-Audit Fees for Manulife Private Credit Plus Fund for Last Three Fiscal Years Ended December 31,

Fund	2023	2024	2025
Manulife Private Credit Plus Fund	$3,079,277	$2,789,791	$3,668,184

During the Reporting Periods, EY billed no fees that an Audit Committee was required to pre-approve pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

The Audit Committee has considered whether the provision of non-audit services that were rendered to Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining EY’s independence. For the Reporting Periods, there were no non-audit fees billed by EY for services rendered to the Affiliated Service Providers.

Other Matters

The Board does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted in accordance with the best judgment of the person or persons voting the proxies.

No Fund is required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of that Fund must be received by a Fund a reasonable time before that Fund’s solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

BY ORDER OF THE BOARD OF TRUSTEES

May 7, 2026

Boston, Massachusetts

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD(S) IN THE ENCLOSED ENVELOPE OR, ALTERNATIVELY, TO VOTE BY TOUCH-TONE TELEPHONE OR THE INTERNET. IF SHAREHOLDERS DO NOT RETURN THEIR PROXIES IN SUFFICIENT NUMBERS, IT MAY RESULT IN THE NEED FOR ADDITIONAL SHAREHOLDER SOLICITATION EFFORTS.

Appendices

JOHN HANCOCK MARATHON ASSET-BASED LENDING FUND

MANULIFE PRIVATE CREDIT PLUS FUND

JOHN HANCOCK CQS MULTI ASSET CREDIT FUND

JOHN HANCOCK CQS ASSET BACKED SECURITIES FUND

(each, a “Fund” and collectively, the “Funds”)

SPECIAL JOINT MEETING OF SHAREHOLDERS TO BE HELD JUNE 18, 2026

Appendix A	John Hancock Funds Procedures for the Selection of Independent Trustees
Appendix B	Outstanding Shares and Share Ownership
Appendix C	Procedures for the Selection of New Independent Trustees
Appendix D	New Subadvisory Agreement
Appendix E	Bases of the Board’s approval of the Current Subadvisory Agreement

John Hancock Investment Management Distributors LLC

MEMBER FINRA / SIPC

200 Berkeley Street

Boston, Massachusetts 02116

1-800-225-5291

www.jhinvestments.com

Appendix A – John Hancock Funds Procedures for the Selection of Independent Trustees

1. Nominees should have a reputation for integrity, honesty and adherence to high ethical standards.

2. Nominees should have demonstrated business acumen, experience and ability to exercise sound judgments in matters that relate to the current and long-term objectives of the funds and should be willing and able to contribute positively to the decision-making process of the funds.

3. Nominees should have a commitment to understand the funds, and the responsibilities of a trustee/director of an investment company and to regularly attend and participate in meetings of the Board and its committees.

4. Nominees should have the ability to understand the sometimes conflicting interests of the various constituencies of the funds, including shareholders and the management company, and to act in the interests of all shareholders.

5. Nominees should not have, nor appear to have, a conflict of interest that would impair their ability to represent the interests of all the shareholders and to fulfill the responsibilities of a director/trustee.

Application of Criteria to Existing Trustees

The renomination of existing Trustees should not be viewed as automatic, but should be based on continuing qualification under the criteria set forth above. In addition, the Nominating and Governance Committee shall consider the existing Trustee’s performance on the Board and any committee.

A-1

Appendix B – Outstanding Shares and Share Ownership

This table shows, as of the Record Date, the number of shares of each Fund eligible to be voted at the Meeting.

Fund Name	Number of Eligible Shares
John Hancock Marathon Asset-Based Lending Fund	13,164,951
Manulife Private Credit Plus Fund	11,458,730
John Hancock CQS Multi Asset Credit Fund	4,253,945
John Hancock CQS Asset Backed Securities Fund	5,976,684

To the best of the knowledge of the Fund, as of the Record Date, the following shareholders owned beneficially or of record 5% or more of the outstanding classes of shares of the below Funds. A shareholder who owns beneficially more than 25% of any class of a Fund is deemed to control that class and therefore could determine the outcome of a shareholder meeting with respect to a proposal directly affecting that share class.

Fund	Shareholder Name and Address	Percentage Owned
John Hancock Marathon Asset-Based Lending Fund	Manulife Private Credit Plus Fund 200 Berkeley Street Boston, MA 02116	25.8%
John Hancock Marathon Asset-Based Lending Fund	Marathon Asset Management LP One Bryant Park, 38th Floor New York, NY 10036	12.7%
John Hancock Marathon Asset-Based Lending Fund	Manulife Reinsurance (Bermuda) Ltd. Victoria Place, 5th Floor 31 Victoria Street, Hamilton HM 10, Bermuda	9.6%
John Hancock Marathon Asset-Based Lending Fund	John Hancock Life Insurance Company (U.S.A) 200 Berkeley Street Boston, MA 02116	7.6%
John Hancock Marathon Asset-Based Lending Fund	Fidelity Charitable Gift Fund 245 Summer Street Mailzone NM43A Boston, MA 02210	5.9%
Manulife Private Credit Plus Fund	Global Trust Company TTEE John Hancock Stable Value Fund UA DTD 11/12/2009 12 Gill Street, Suite 2600 Woburn, MA 01801	23.0%
Manulife Private Credit Plus Fund	Manulife Reinsurance (Bermuda) Ltd. 200 Berkeley Street, # C-5 Boston, MA 02116	21.6%
Manulife Private Credit Plus Fund	John Hancock Stable Value Fund Global Trust Company TTEE UA DTD 11/12/2009 12 Gill Street, Suite 2600 Woburn, MA 01801	20.5%

B-1

Fund	Shareholder Name and Address	Percentage Owned
Manulife Private Credit Plus Fund	BPAS Trust Company of Puerto Rico Alfredo J Matheu TTEE UA DTD 05/22/2019 1225 Ponce De Leon Ave Vig, Ste 804 San Juan PR 00907	13.3%
Manulife Private Credit Plus Fund	John Hancock Life Insurance Company of New York 200 Berkeley Street Boston, MA 02116	8.6%
Manulife Private Credit Plus Fund	John Hancock Life & Health Insurance Company 200 Berkeley Street Boston, MA 02116	8.6%
John Hancock CQS Multi Asset Credit Fund	John Hancock Life Insurance Company (U.S.A) 200 Berkeley Street Boston, MA 02116	100.0%
John Hancock CQS Asset Backed Securities Fund	John Hancock Life Insurance Company (U.S.A) 200 Berkeley Street Boston, MA 02116	67.0%

To the best knowledge of the Funds, as of the Record Date, the Trustees and officers of the Funds, in the aggregate, beneficially owned less than 1% of the outstanding shares of any class of any of the Funds.

B-2

Appendix C – Procedures for the Selection of New Independent Trustees

(1) The Nominating and Governance Committee shall consider recommendations for nominations from a wide variety of sources, including members of the Board, business contacts, the Company’s legal counsel, community leaders and members of management. The Nominating and Governance Committee may retain a professional search firm or a consultant to assist the Nominating and Governance Committee in a search for a qualified candidate.

(2) A biography of each candidate shall be acquired and shall be reviewed by counsel to the Independent Trustees and counsel to the Fund to determine the candidate’s eligibility to serve as an Independent Trustee.

(3) The Nominating and Governance Committee will select Independent Trustee candidates in accordance with its Statement of Policy on Criteria for Selecting Independent Trustees (attached hereto as Annex A). While the re-nomination of existing Trustees will not be viewed as automatic, the Nominating and Governance Committee will generally favor the re-nomination of an existing Trustee rather than a new candidate if the re-nomination is consistent with the Statement of Policy on Criteria for Selecting Independent Trustees. The Nominating and Governance Committee in considering the re-nomination of any existing Trustee will take into account such Trustee’s performance on the Board including any Board committee.

(4) The Nominating and Governance Committee shall meet to review the materials relating to each eligible candidate and to determine whether one or more of the candidates should be interviewed in person by the Nominating and Governance Committee. If the Nominating and Governance Committee determines that any candidate should be interviewed, he or she shall be interviewed by at least a majority of the members of the Nominating and Governance Committee. After interviewing the Trustee candidate(s), the Nominating and Governance Committee shall meet to determine whether to recommend one or more of the candidates to the full Board of Trustees.

Annex A

Statement of Policy on Criteria for Selecting Independent Trustees

The Nominating and Governance Committee may take into account a wide variety of factors in considering Trustee candidates, including (but not limited to) the criteria set forth below. The Nominating and Governance Committee may determine that a candidate who does not satisfy these criteria in one or more respects should nevertheless be considered as a nominee if the Nominating and Governance Committee finds that the criteria satisfied by the candidate and the candidate’s other qualifications demonstrate substantially the same level of fitness to serve as an Independent Trustee.

1. The candidate should have unquestioned personal integrity and such other personal characteristics as a capacity for leadership and the ability to work well with others.

2. The candidate may not be an “interested person” (as defined in the Investment Company Act of 1940) of the Advisor, and should have no material relationship, whether business, professional, familial or other, that would create an appearance of a lack of independence in respect of the Advisor or affiliates.

3. The candidate should be willing and able to commit the time necessary for attendance at meetings and the performance of other duties of an Independent Trustee.

4. The candidate should have business, professional, academic or other experience and qualifications which demonstrate that he or she will make a valuable contribution as an Independent Trustee. In addition, the candidate should have sufficient financial or accounting knowledge to add value to the deliberations of the Independent Trustees.

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5. The candidate should have experience on corporate or other institutional bodies having oversight responsibilities.

6. In addition, the Independent Trustees will strive to achieve a group that reflects a diversity of experiences in respect of industries, professions and other experiences, and that is diversified as to gender and race.

It is the intent of the Nominating and Governance Committee that at least one Independent Trustee be an “audit committee financial expert” as that term is defined in Item 3 of Form N-CSR.

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Appendix D – New Subadvisory Agreement

JOHN HANCOCK MARATHON ASSET-BASED LENDING FUND

SUBADVISORY AGREEMENT

AGREEMENT made this      day of     , 2026, between John Hancock Investment Management LLC, a Delaware limited liability company (the “Adviser”), and Marathon Asset Management, LP, a Delaware limited partnership, (“Marathon” or the “Subadviser”). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.	APPOINTMENT OF SUBADVISER

The Subadviser undertakes to act as the investment subadviser to and, subject to the supervision of the Trustees of John Hancock Marathon Asset-Based Lending Fund (the “Portfolio”) and the terms of this Agreement, to manage the investment and reinvestment of the assets of the Portfolio. The Subadviser will be an independent contractor and will have no authority to act for or represent the Portfolio or Adviser in any way or otherwise be deemed an agent unless expressly authorized in this Agreement or in another writing by the Portfolio and Adviser.

2.	SERVICES TO BE RENDERED BY THE SUBADVISER TO THE TRUST

a.

Subject always to the direction and control of the Trustees of the Portfolio, the Subadviser will manage the investments and determine the composition of the assets of the Portfolio in accordance with the Portfolio’s ’s registration statement, as amended, or as subsequently amended in writing. In fulfilling its obligations to manage the investments and reinvestments of the assets of the Portfolio, the Subadviser will:

i.

obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries the securities of which are included in the Portfolio or are under consideration for inclusion in the Portfolio;

ii.	formulate and implement a continuous investment program for the Portfolio consistent with the Portfolio’s registration statement, as amended, or as subsequently amended in writing;

iii.

take whatever steps are necessary to implement these investment programs by the negotiation, when applicable, and the purchase and sale of securities, instruments and other assets (including the placing of orders or the usage of special purpose vehicles for such purchases and sales), entering into derivative transactions to the extent authorized by a Portfolio’s registration statement and by managing all cash in the Portfolio (collectively, “Assets”);

iv.

manage required collateral levels in connection with the investment and reinvestment of the assets of the Portfolio. The Subadviser will provide instructions to the custodian for the Portfolio (the “Custodian”) to post collateral and to call for collateral from counterparties, as necessary, and will arrange for the transmission to the Custodian on a daily basis such confirmation, trade tickets, and other identifying information (including, but not limited to, Cusip, Sedol, or other numbers that identify the Assets to be purchased or sold on behalf of the Portfolio) as may be reasonably necessary to enable the Custodian to perform its administrative and recordkeeping responsibilities with respect to the Portfolio. The Subadviser will provide reports with respect to its collateral management activities as requested by the Adviser;

v.	regularly report to the Trustees of the Portfolio with respect to the implementation of these investment programs; and

vi.

provide assistance with and make recommendations for the fair value of Assets held by the Portfolio for which market quotations are not readily available. Such assistance may include, but not be limited to, providing the following:

(a)	terms and conditions for all new private Assets to the Adviser or a designated third-party valuation firm, electronically, upon purchase of each Asset;

(b)	updated financial statements, remittance reports, projected cash flows, and other information/updates which would be necessary to calculate prices of the Fund’s private Assets;

(c)	estimates of fair market value of the Fund’s private Assets each month as of the prior month end;

(d)

a review of all Asset valuations breaking the Adviser’s pre-defined threshold between the Adviser’s or a designated third-party valuation firm’s estimates of fair market value (for the most recent month end) and the Subadviser’s estimates of fair market value (as of the previous month end). Such reviews will include assisting in the identification of which model inputs have caused such price deviations and helping to resolve the differences with the Adviser and any designated Adviser’s third-party valuation firm. Such assistance will be necessary such that the Adviser can complete the review of the valuations for the Assets held by the Portfolio prior to the end of the 10th business day of the month; and

(e)	a review of an Asset’s price, from time to time, as requested by the Adviser.

b.

Except as set forth in Section 2.g. below, the Subadviser, at its expense, will furnish (i) all necessary investment and management facilities, including salaries of personnel required for it to execute its duties faithfully, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the management of the investments of the Portfolio (excluding determination of net asset value and fund accounting services).

c.

The Subadviser will maintain all accounts, books and records with respect to the Portfolio as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act of 1940, as amended (the “Investment Company Act”), and Investment Advisers Act of 1940, as amended (the “Investment Advisers Act”), and the rules thereunder.

d.

The Subadviser shall vote all proxies relating to the Portfolio’s Assets in accordance with the Portfolio’s proxy voting policies and procedures, which provide that the Subadviser shall vote all proxies relating to Assets held by the Portfolio and, subject to the Portfolio’s policies and procedures, shall use proxy voting policies and procedures adopted by the Subadviser in conformance with Rule 206(4)-6 under the Investment Advisers Act. The Subadviser shall review its proxy voting activities on a periodic basis with the Trustees.

e.	[Reserved]

f.	The Subadviser shall not take custody, as such term is defined under Section 206(4)-2 of the Investment Advisers Act, of, nor shall be the custodian for, the Portfolio or the Portfolio’s assets.

g.

Notwithstanding anything in this Agreement to the contrary, the Subadviser shall not be responsible for any expenses payable directly to third parties pursuant to separate contractual arrangements between (i) the Portfolio, its subsidiaries, the Adviser, or an affiliate of the Adviser and (ii) such third parties, in connection with the Subadviser’s performance of its duties as described in this Agreement. The Subadviser shall also not be responsible for any transactional expenses as determined in accordance with US GAAP, or any expenses described in Appendix B hereto. Except as set forth on Appendix B, the Subadviser shall be responsible for any of the Subadviser’s own expenses in connection with its performance of its duties, including with respect to the identification, development, negotiation, or structuring of prospective investments.

h.

For the avoidance of doubt, if Marathon ceases to be the Subadviser to the Portfolio, all costs associated with the transfer of securities and other assets, and all other expenses incurred by Marathon to unwind Marathon from its subadvisory role with respect to the Portfolio, shall be borne by the Portfolio.

3.	COMPENSATION OF SUBADVISER

For the services provided to the Portfolio, the Adviser will pay the Subadviser with respect to the Portfolio the compensation specified in Appendix A to this Agreement.

4.	LIABILITY OF SUBADVISER

Neither the Subadviser nor any of its directors, officers or employees shall be liable to the Adviser or the Portfolio for any loss suffered by the Adviser or Portfolio resulting from its acts or omissions as Subadviser to the Portfolio, except for losses resulting from willful misfeasance, bad faith, or gross negligence in the performance of, or from the reckless disregard of, the duties of the Subadviser or any of its directors, officers or employees.

5.	CONFLICTS OF INTEREST

It is understood that trustees, officers, agents and shareholders of the Portfolio are or may be interested in the Subadviser as trustees, officers, partners or otherwise; that employees, agents and partners of the Subadviser are or may be interested in the Portfolio as trustees, officers, shareholders or otherwise; that the Subadviser may be interested in the Portfolio; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Agreement and Declaration of Trust of the Portfolio and the limited partnership agreement of the Subadviser, respectively, or by specific provision of applicable law.

6.	REGULATION

The Subadviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

7.	DURATION AND TERMINATION OF AGREEMENT

This Agreement shall become effective on the date first indicated above (“Effective Date”), subject to the condition that the Portfolio’s Board, including a majority of those Trustees who are not interested persons (as such term is defined in the Investment Company Act) of the Adviser or the Subadviser, shall have approved this Agreement in the manner required by the Investment Company Act. Unless terminated as provided herein, this Agreement shall remain in full force and effect through and including the second anniversary of the date first indicated above, and shall continue in full force and effect indefinitely thereafter, but only so long as such continuance is specifically approved at least annually by (a) the Board, or by the vote of a majority of the outstanding voting securities (as defined in the Investment Company Act) of the Portfolio, and (b) the vote of a majority of those Trustees who are not interested persons (as such term is defined in the Investment Company Act) of any such party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. This Agreement may be terminated at any time, without the payment of any penalty, by the Trustees of the Portfolio, or by the vote of a majority of the outstanding voting securities of the Portfolio, in each case, on sixty days’ written notice to the Adviser and the Subadviser, or by the Adviser or Subadviser on sixty days’ written notice to the Portfolio and the other party. This Agreement will automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in the Investment Company Act) or in the event the Advisory Agreement between the Adviser and the Portfolio terminates for any reason.

8.	PROVISION OF CERTAIN INFORMATION BY SUBADVISER

The Subadviser will promptly notify the Adviser in writing of the occurrence of any of the following events:

a.

the Subadviser fails to be registered as an investment adviser under the Investment Advisers Act or under the laws of any jurisdiction in which the Subadviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

b.

the Subadviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Portfolio; and

c.	any change in actual control or senior management of the Subadviser or any change in the portfolio managers of the Portfolio.

9.	USE OF NAMES

The Subadviser agrees not to use the names, or any derivatives of the names “John Hancock,” “John Hancock Investment Management LLC” or the names of any such entities’ affiliates in any prospectus, sales literature or other material relating to the Portfolio without first obtaining the applicable entity’s express, written consent prior to the use of such name.

10.	AMENDMENTS TO THE AGREEMENT

This Agreement may be amended only by the parties hereto, and only if such amendment is specifically approved by the vote of a majority of the Trustees of the Portfolio and by the vote of a majority of the Trustees of the Portfolio who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval shall be effective if a majority of the outstanding voting securities of the Portfolio vote to approve the amendment.

11.	ENTIRE AGREEMENT

This Agreement contains the entire understanding and agreement of the parties.

12.	HEADINGS

The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

13.	NOTICES

All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Portfolio or applicable party in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

14.	SEVERABILITY

Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

15.	GOVERNING LAW

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of The Commonwealth of Massachusetts, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of The Commonwealth of Massachusetts, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

16.	LIMITATION OF LIABILITY

The Agreement and Declaration of Trust of the Portfolio, a copy of which, together with all amendments thereto (the “Declaration”), is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that the name “John Hancock Marathon Asset-Based Lending Fund” refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Portfolio shall be held to any personal liability, nor shall resort be had to their private property, for the satisfaction of any obligation or claim, in connection with the affairs of the Portfolio thereof, but only the assets belonging to the Portfolio shall be liable.

17.	CONFIDENTIALITY

a.

All information of or pertaining to the Portfolio, the Adviser and any of its affiliates, whether stored on computer disk or as electronic media, to which the Subadviser is given access or otherwise obtains in the course of its provision of the services under this Agreement, including but not limited to the Portfolio’s holdings and shareholder information (which includes, without limitation, names, addresses, telephone numbers, account numbers, demographic, financial and transactional information), is referred to as “Confidential Information.”

b.

The Subadviser shall hold all Confidential Information in confidence and shall not disclose any Confidential Information to any person, unless otherwise permitted hereunder and Subadviser shall not use any such Confidential Information for purposes other than in connection with the services provided under this Agreement.

c.

The Subadviser agrees to treat the Portfolio’s holdings as Confidential Information in accordance with the Portfolio’s “Policies and Procedures Regarding Disclosure of Portfolio Holdings” as such policy may be amended from time to time, and to prohibit its employees from disclosing or trading while in possession of any such Confidential Information.

d.

If the Subadviser becomes legally compelled (by deposition, interrogatory, request for documents, subpoena, civil investigative demand or similar process) to disclose any Confidential Information, Subadviser may disclose such Confidential Information to the extent legally required; provided, however, that Subadviser shall (i) first notify the Portfolio of such legal process, unless such notice is prohibited by statute, rule or court order, (ii) attempt to obtain the Portfolio’s consent to such disclosure, and (iii) in the event consent is not given, agree to permit a motion to quash, or other similar procedural step, to frustrate the production or publication of information. In making any disclosure under such legal process, the parties agree to use commercially reasonable efforts to preserve the confidential nature of such information. Nothing herein shall require Subadviser to fail to honor a validly issued subpoena, court or administrative order, or other legal requirement on a timely basis.

18.	CONSULTATION WITH SUBADVISERS TO THE PORTFOLIO

As required by Rule 17a- 10 under the Investment Company Act, the Subadviser is prohibited from consulting with the entities listed below to the Portfolio concerning transactions for the Portfolio in Assets:

1.	other subadvisers to the Portfolio; and

2.	other subadvisers to a portfolio under common control with the Portfolio.

19.	COMPLIANCE

In managing the investments of and determining the composition of the assets of the Portfolio and in performing its other services and obligations hereunder, the Subadviser shall: (i) comply with the investment objectives, policies and restrictions of the Portfolio as set forth in the registration statement of the Portfolio, as from time to time amended or supplemented; (ii) comply with all policies, guidelines, instructions and procedures approved by the Board or the Adviser with respect to the Portfolio and furnished to the Subadviser, including the requirements of any exemptive orders applicable to the Portfolio; (iii) comply with all applicable requirements of the Investment Advisers Act, the Investment Company Act and the rules and regulations under each thereof, as the same may be amended from time to time, including all applicable requirements related to exemptions granted under Section 6(c) of the Investment Company Act; (iv) work collaboratively with the Adviser to cause the Portfolio to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company (for so long as the Portfolio seek to qualify as a regulated investment company under the Code); and (iv) monitor and comply with any applicable local, federal, and/or foreign legal or regulatory requirements relating to specific investment transactions (including lending and leasing activity) for the Portfolio, including any structuring activity relating to such transactions; (v) comply with all other applicable law, rules and regulations, including all applicable laws, regulations and fiduciary duties relating to insider trading or insider dealing while in possession of material non-public or inside information. In addition, the Subadviser shall maintain compliance procedures for the Portfolio that the Subadviser reasonably believes are adequate to ensure its and the Portfolio’s compliance with the foregoing.

Upon execution of this Agreement, the Subadviser shall provide the Adviser with the Subadviser’s written policies and procedures (“Compliance Policies”) as required by Rule 206(4)-7 under the Investment Advisers Act. Throughout the term of this Agreement, the Subadviser shall promptly submit to the Adviser: (i) any material changes to the Compliance Policies, (ii) notification of the commencement of a regulatory examination of the Subadviser by any relevant regulatory authority and documentation describing the results of any such examination and of any periodic testing of the Compliance Policies, (iii) documentation of any formal review of the Subadviser’s Compliance Policies and (iv) notification of any material compliance matter that relates to the services provided by the Subadviser to the Portfolio including, but not limited to, (a) any material violation of the Compliance Policies or of the Subadviser’s code of ethics and/or related code and (b) any trade error. The Subadviser agrees that any trade error caused by the Subadviser that results in any loss to the Portfolio, as determined by the Adviser in consultation with the Subadviser, will be reimbursed to the Portfolio by the Subadviser. Throughout the term of this Agreement, the Subadviser shall provide the Adviser with such certifications as may be agreed to from time to time between the Adviser and Subadviser, information and access to personnel and resources (including those resources that will permit testing of the Compliance Policies by the Adviser) that the Adviser may reasonably request to enable the Portfolio to comply with Rule 38a-1 under the Investment Company Act. The Subadviser also agrees to provide such other information relating to the Subadviser’s compliance program and the Subadviser’s compliance with the requirements of any exemptive orders applicable to the Portfolio, in each case as may be reasonably requested by the Portfolio, the Portfolio’s Chief Compliance Officer, or his or her authorized representative.

20.	REPRESENTATIONS AND WARRANTIES

a.	The Subadviser represents, warrants and agrees on a continuing basis the following:

1.	it is duly registered as an investment adviser under the Investment Advisers Act;

2.	it has the authority to enter into this Agreement;

3.

it is duly authorized and empowered to perform its duties and obligations hereunder and that the terms of this Agreement do not constitute a breach of any obligations by which the Subadviser is bound whether arising by contract, operation of law or otherwise.

b.	The Adviser represents, warrants and agrees on a continuing basis the following:

1.	it is duly registered as an investment adviser under the Investment Advisers Act;

2.	it has the authority to enter into this Agreement;

3.

it is duly authorized and empowered to perform its duties and obligations hereunder and that the terms of this Agreement do not constitute a breach of any obligations by which the adviser is bound whether arising by contract, operation of law or otherwise.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first mentioned above.

JOHN HANCOCK INVESTMENT MANAGEMENT LLC

By:
Name:
Title:

MARATHON ASSET MANAGEMENT, LP

By:
Name:
Title:

APPENDIX A

The Subadviser shall serve as investment subadviser for the Portfolio. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement with respect to the Portfolio a Subadviser Fee and an Incentive Fee as set forth below. Notwithstanding any waiver or reduction of the Management Fee paid by the Fund to the Adviser, such waiver or reduction shall not reduce the Subadviser Fee or the Incentive Fee paid by the Adviser to the Subadviser, as set forth below, unless agreed to in writing by the Subadviser.

Subadviser Fee

For the services rendered and the expenses assumed by the Subadviser, the Adviser shall pay to the Subadviser at the end of each calendar month a fee (the “Subadviser Fee”) at the following annual rates based on the average net asset value of the Portfolio: (i) 0.525% with respect to net assets up to $400 million; (ii) 0.550% with respect to net assets in excess of $400 million and up to $500 million; and (iii) 0.575% with respect to net assets in excess of $500 million.

The fee for the period from the Effective Date of the Agreement to the end of the month during which the Effective Date occurs will be prorated according to the proportion that such period bears to the full monthly period. Upon any termination of this Agreement before the end of a month, the fee for such part of that month will be prorated according to the proportion that such period bears to the full monthly period and will be payable upon the date of termination of this Agreement.

For the purpose of determining fees payable, the value of the Portfolio’s assets will be computed at the times and in the manner specified in the Portfolio’s registration statement.

Incentive Fee

The Adviser will also pay the Subadviser an Incentive Fee earned by the Adviser pursuant to the Advisory Agreement between the Portfolio and the Adviser (the “Incentive Fee”) (as set forth below). More specifically, the Adviser will pay the Subadviser an amount equal to the following: (i) Fund net assets less than $400 million: Adviser pays 100% of Incentive Fee to Subadviser; (ii) Fund net assets between $400 million up to $500 million: Adviser pays 90% of Incentive Fee to Subadviser on all net assets; and (iii) Fund net assets over $500 million: Adviser pays 80% of the Incentive Fee to the Subadviser on all net assets. For the elimination of doubt, the amount of the Incentive Fee paid to the Subadviser is always based on all net assets and not a blended rate. The Adviser shall retain the remaining portion of the Incentive Fee in each case. The Fund’s net assets for this purpose shall be determined based on the average daily net assets of the Fund as of the end of each fiscal quarter. In the case of a liquidation of the Portfolio or if this Agreement is terminated, the Incentive Fee will also become payable as of the effective date of liquidation or termination.

The Incentive Fee is earned on Pre-Incentive Fee Net Investment Income, as defined below, attributable to any class of the Portfolio’s common shares established from time to time (“Class”), and shall be calculated and accrued on a daily basis while being determined and payable in arrears as of the end of each fiscal quarter. With respect to each Class, the Incentive Fee for each fiscal quarter will be calculated as follows:

(i) No Incentive Fee will be payable in any fiscal quarter in which the Pre-Incentive Fee Net Investment Income attributable to the Class does not exceed a quarterly return of 1.25% per quarter based on the Class’s average beginning daily net assets for the applicable quarterly payment period (calculated in accordance with US GAAP and gross of any accrued (but unpaid) performance fee if applicable during the payment period) (the “Quarterly Return”), or 5.00% annualized.

(ii) All Pre-Incentive Fee Net Investment Income attributable to the Class (if any) that exceeds the Quarterly Return, but is less than or equal to 1.4286% of the average beginning daily net assets of that Class (calculated in accordance with US GAAP and gross of any accrued (but unpaid) performance fee if applicable during the payment period) for the fiscal quarter (5.714% annualized), will be payable to the Adviser.

(iii) For any fiscal quarter in which Pre-Incentive Fee Net Investment Income attributable to the Class exceeds 1.4286% of the Class’s average beginning daily net assets (calculated in accordance with US GAAP and gross of any accrued (but unpaid) performance fee if applicable during the payment period), the Incentive Fee with respect to that Class shall equal 12.5% of Pre-Incentive Fee Net Investment Income attributable to the Class.

“Pre-Incentive Fee Net Investment Income,” with respect to each Class, is defined as the Class’s share of net investment income (allocated based on the net asset value of the Class relative to the Portfolio as a whole), which will include investment income earned by the Portfolio (i.e., interest income, dividend income, etc.) reduced by (1) Portfolio-related investment expenses (i.e., interest and dividend expense, expenses related to the execution of the investment strategy) and (2) after subtracting any reimbursement made by the Adviser to the Portfolio pursuant to any expense waiver or cap arrangement agreed to between the Adviser and the Portfolio, any other Portfolio expenses determined in accordance with US GAAP prior to the application of the Incentive Fee, except that such “other Portfolio expenses” shall not include, without limitation, any payments under a Rule 12b-1 plan.

APPENDIX B

The Subadviser may incur certain Expenses (as defined below) for which the Subadviser will not be responsible; the Portfolio will pay its allocable share of the Expenses, either directly or indirectly, in the manner provided below.

“Expenses” shall mean:

(i) certain post investment decision, pre-acquisition due diligence expenses (“Pre-Acquisition Expenses”) as part of the cost of acquisition of certain investment opportunities for the Portfolio. (The following are examples (but not an exclusive list) of Pre-Acquisition Expenses: (a) legal fees (x) to prepare closing documents such as purchase and sale agreements for Asset-Based Lending Investments (as defined in the Portfolio’s registration statement) and (y) related to regulatory due diligence or approvals involving issues such as tax, antitrust and industry specific ownership constraints such as those applicable to issuers in certain industries from time to time and (b) other professional fees such as investment banking and financial consulting fees. Pre-Acquisition Expenses would not include, however, research expenses relating to purchasing an Asset-Based Lending Investment or other investment for the Portfolio or any expenses not deemed to be transaction-specific as determined by the Subdviser in consultation with the Adviser; and

(ii) certain post investment expenditures to protect or enhance an investment or to pursue other claims or legal action on behalf of the Portfolio to the extent that such Expenses referred to in this clause (ii) could be properly treated as capitalized transaction costs or, as realized losses or operating expenses of the Portfolio, as applicable, in accordance with US GAAP. Expenses may include, for example, litigation expenses, shareholder activism expenses, bank lender syndicate expenses, private transaction expenses, and bank debt expenses.

The Portfolio shall be obligated to pay only its proportionate share of the Expenses with respect to the particular investment.

The Subadviser agrees that all requests for payments will be submitted to the Portfolio on a monthly basis and will be accompanied by a summary of Expenses allocated to the Portfolio. The Subadviser will ensure the Expenses requested for payments meet the following conditions:

(i)	the Expense for which reimbursement is requested represent Expenses incurred by the Subadviser for services rendered by one or more entities that are unaffiliated with the Subadviser;

(ii)

the request for payment does not exceed the actual Expenses attributable to the Portfolio based on its proportionate holdings of the relevant securities relative to all of such securities held by accounts advised by the Subadviser; and

(iii)	in the opinion of the Subadviser, the Expenses incurred were reasonable in relation to the services rendered.

The Subadviser agrees to furnish to the Portfolio, in a timely fashion, copies of any additional supporting material or information that is reasonably requested by the Portfolio, which will be used for any audit or regulatory purposes.

Appendix E – Bases of the Board’s Approval of the Current Subadvisory Agreement

At a meeting of the Board of Trustees (the “Board” or “Trustees”) of the John Hancock Marathon Asset-Based Lending Fund (the “Fund”) held February 24, 2026 (the “February 2026 Meeting”), the Board reapproved for an annual period the continuation of the subadvisory agreement (“Subadvisory Agreement) between John Hancock Investment Management LLC (the “Advisor”) and Marathon Asset Management, LP (the “Subadvisor”). In considering the Subadvisory Agreement, the Board received in advance of the meeting a variety of materials relating to the Fund and the Subadvisor, including but not limited to comparative performance, fee, expense and profitability information prepared by an independent third party (“Peer Information”). Management provided the Board with information regarding the methodology used to provide this peer information and explained any distinctions between the peers presented and the Fund with respect to fees and expenses and performance. In addition to the materials presented to the Board and discussions with the Advisor at the February 2026 Meeting, the Trustees also took note that additional information would be provided to it and considered by the Board at its March 23, 2026 meeting regarding a potential change of control of the Subadvisor. The Board specifically reviewed and analyzed the factors as set forth below.

Nature, Extent and Quality of Services. The Board received and reviewed information provided to the Board by the Subadvisor relating to its operations and personnel, descriptions of its organization, management, and compensation structure, and information regarding the Subadvisor’s compliance program and regulatory history. The Board took into account the Subadvisor’s investment process, philosophy, and financial condition. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars. The Board concluded that the Subadvisor has extensive experience and demonstrated skills as a manager and may reasonably be expected to provide a high quality of investment management services to the Fund.

Subadvisor Compensation. In considering the cost of services provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the Fund, and that the Advisor negotiated the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm’s length.

The Board also reviewed information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement, including with respect to the Incentive Fee structure.

Subadvisor Fees. The Board considered that the Fund pays Advisory Fees to the Advisor, consisting of a base Management Fee and an Incentive Fee, and that, in turn, the Advisor pays the full amount of the Incentive Fee to the Subadvisor and a portion of the base Management Fee. The Board considered that, to the extent the Incentive Fee is earned and paid to the Subadvisor, the Incentive Fee effectively results in a higher rate of total compensation from the Advisor to the Subadvisor than the base Management Fee rate stated in the Subadvisory Agreement.

The Board considered that the net Management Fee for the Fund, which includes the Subadvisory Fee, was below the median of the Fund’s peer group based on combined common and leveraged assets and common assets. The Board also considered that the Fund’s total expenses excluding investment related expenses and taxes were above the median of the Fund’s peer group based on both combined common and leveraged assets and common assets. The Board took into account Management’s discussion of the Fund’s fees and expenses, including any distinctions between the peer funds presented and the Fund.

Subadvisor Performance. The Board considered the Fund’s performance as compared to the Fund’s peer group median and the benchmark index. The Board noted that the Fund underperformed the median and average of the Fund’s peer group for the one- and three year periods, as well as the since-inception period. The Board further

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noted that the Fund outperformed its benchmark for the one- and three-year periods, as well the since-inception period.

The Board considered Management’s discussion of Fund performance, including the relatively shorter performance history of the Fund and the impact of the Fund’s historical lack of leverage on the Fund’s portfolio performance relative to peers. With respect to comparable funds managed by the Subadvisor, the Board noted that the Subadvisor did not manage strategies that are comparable to the Fund in structure, investment restrictions, and other portfolio attributes.

Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, concluded that approval of the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Subadvisory Agreement for an additional one-year period.

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PO Box 211230, Eagan, MN 55121-9984	VOTE ONLINE
1. Read the proxy statement.
2. Go to: www.proxyvotenow.com/jh0626
3. Follow the simple instructions.

VOTE BY PHONE
1. Read the proxy statement and have the proxy card at hand.
2. Call toll-free 877-759-2811
3. Follow the simple instructions.

VOTE BY MAIL
1. Read the proxy statement.
2. Check the appropriate box(es) on the reverse side of the proxy card.
3. Sign, date, and return the proxy card in the envelope provided.

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[FUND NAME PRINTS HERE]

SPECIAL JOINT MEETING OF SHAREHOLDERS TO BE HELD JUNE 18, 2026

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Kristie Fienberg, Khimmara Greer, Kinga Kapuscinski, Nicholas J. Kolokithas, Thomas Dee, Harsha Pulluru, Mara Moldwin, Fernando Silva, Salvatore Schiavone, Christopher Sechler, Betsy Anne Seel and Steven Sunnerberg, with full power of substitution in each, to vote all the shares of beneficial interest of the fund named above (the “Fund”) which the undersigned is (are) entitled to vote at the Special Joint Meeting of Shareholders of the Fund (the “Meeting”) to be held at 200 Berkeley Street, Boston, Massachusetts 02116 on June 18, 2026 at 2:00 P.M., Eastern Time, and at any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement dated May 7, 2026, is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal(s) included in the Proxy Statement.

CONTROL NUMBER

AUTHORIZED SIGNATURE(S)
This section must be completed for your vote to be counted.

Signature(s) and Title(s), if applicable	Sign in the box above

Date __________________________________________________

Note: Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

Important Notice Regarding the Availability of Proxy Materials for this Meeting to Be Held on

June 18, 2026.

The Proxy Statement for this meeting is available at https://www.jhinvestments.com/resources/all-resources/fund-documents/proxy-documents/john-hancock-spring-2026-proxy-statement

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE CAST YOUR VOTE TODAY!

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

Please detach at perforation before mailing.

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SPECIFY YOUR DESIRED ACTION BY A CHECK MARK IN THE APPROPRIATE SPACE.

THIS PROXY WILL BE VOTED IN FAVOR OF (FOR) THE PROPOSALS IF NO SPECIFICATION

IS MADE BELOW.

AS TO ANY OTHER MATTER, THE PROXY OR PROXIES WILL VOTE IN ACCORDANCE

WITH THEIR BEST JUDGMENT.

TO VOTE, MARK BOX(ES) BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*

1.	Election of three (3) Trustees as members of the Board of Trustees of the Fund (to be voted on by shareholders of all funds): (01) William K. Bacic (02) Frances G. Rathke (03) Kristie M. Feinberg	☐	☐	☐

*Instructions: To withhold authority to vote for any individual nominee(s), mark the FOR ALL EXCEPT box and write the nominee(s) number(s) on the line below.

		FOR	AGAINST	ABSTAIN

2.	To approve a New Subadvisory Agreement with Marathon Asset Management, LP (to be voted on by shareholders of the John Hancock Marathon Asset-Based Lending Fund only).	☐	☐	☐

John Hancock Investment Management Distributors LLC, Member FINRA, SIPC, 200 Berkeley Street, Boston, MA, 02116, 800-225-6020, jhinvestments.com Manulife, Manulife Investments, Stylized M Design, and Manulife Investments & Stylized M Design are trademarks Life Insurance Company and John Hancock and the Stylized John Hancock Design are trademarks of John Hancock (U.S.A.). Each are used by it and by its affiliates under license.

200 Berkeley Street, Boston, MA 02116, 800-852-0218, jhinvestments.com	P16DPX 05/26

200 Berkeley Street, Boston, MA 02116, 800-852-0218, jhinvestments.com	P16SPX 05/26